Filed with the Securities and Exchange Commission on August 2, 2002

                                                               File No. 33-13863
                                                               File No. 811-1090

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 23

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 34

                              The Japan Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                    One Freedom Valley Drive, Oaks, PA 19456
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (617) 295-2561

                                   Nora Jordan
                              Davis Polk & Wardell
                               45 Lexington Avenue
                               New York, NY 10017

                                   John Munch
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and Address of Agent for Service)

It is proposed that this filing will become effective

____immediately upon filing pursuant to paragraph (b)

____on __________pursuant to paragraph (b)

___ 60 days after filing pursuant to paragraph (a)(i)

____on _________ pursuant to paragraph (a)(i)

____75 days after filing pursuant to paragraph (a)(ii)

__X__on  October 7, 2002 pursuant to paragraph (a)(ii) of Rule 485

If appropriate, check the following:

____this post-effective amendment designates a new effective date for a previously filed post-effective amendment

THE JAPAN FUND, INC.

Class S


Fidelity Management & Research Company
Investment Advisor


Prospectus

--------------------------------------------------------------------------------
                     May 1, 2002, as amended October __, 2002
--------------------------------------------------------------------------------

                                  [JAPAN LOGO]

As with all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission (SEC), and the SEC has not determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Contents
--------------------------------------------------------------------------------

   How the Fund Works                          How to Invest in the Fund

    __ The Fund's Main Investment              __ How to Buy, Sell and
       Strategy                                   Exchange Class S Shares

    __ Principal Investment Risks              __ Policies You Should Know
                                                  About

    __ The Fund's Performance                  __ Understanding Distributions
       History                                    and Taxes

    __ How Much Investors Pay

    __ Other Policies and Risks

    __ Who Manages and Oversees
       the Fund

    __ Financial Highlights

HOW THE FUND WORKS

On the next few pages, you'll find information about this fund's investment goal, the main strategies it uses to pursue that goal and the main risks that could affect performance.

Whether you are considering investing in the fund or are already a shareholder, you'll probably want to look this information over carefully. You may want to keep it on hand for reference as well.

Remember that mutual funds are INVESTMENTS, not bank deposits. They're not insured or guaranteed by the FDIC or any other government agency. Their share prices will go up and down and you could lose money.

You can find The Japan Fund, Inc. prospectus on the Internet for Class S shares at __________.com.

--------------------------------------------------------------------------------
                                     Class S

                               ticker symbol SJPNX

                                 fund number 069

The Japan Fund, Inc.


THE FUND'S MAIN INVESTMENT STRATEGY

The fund seeks long-term capital appreciation. Under normal circumstances, the fund will invest at least 80% of assets in securities of Japanese issuers and other investments that are tied economically to Japan. Fidelity Management & Research Company (FMR), the fund's investment advisor, normally invests the fund's assets primarily in common stocks.

In buying and selling securities for the fund, FMR relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FMR may use various techniques, such as buying and selling futures contracts and exchange-traded funds, to increase or decrease the fund's exposure to changing security prices or other factors that affect security values. If FMR strategies do not work as intended, the fund may not achieve its objective.

PRINCIPAL INVESTMENT RISKS

Many factors affect the fund's performance. The fund's share price changes daily based on changes in market conditions and interest rates and in response to other economic, political, or financial developments. The fund's reaction to these developments will be affected by the types of securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. Because FMR concentrates the fund's investments in Japan, the fund's performance is expected to be closely tied to economic and political conditions within that country and to be more volatile than the performance of more geographically diversified funds. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors can significantly affect the fund's performance:

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market, and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, large cap stocks can react differently from small cap stocks, and "growth" stocks can react differently from "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic, or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently from the U.S. market.

GEOGRAPHIC CONCENTRATION. Political and economic conditions and changes in regulatory, tax, or economic policy in a country could significantly affect the market in that country and in surrounding or related countries.

JAPAN. The Japanese economy is currently in a recession. The economy is characterized by government intervention and protectionism, an unstable financial services sector, and relatively high unemployment. Economic growth is dependent on international trade, government support of the financial services sector and other troubled sectors, and consistent government policy. The United States is Japan's largest single trading partner, but close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers.

In response to market, economic, political, or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance and the fund may not achieve its investment objective.

THE FUND'S PERFORMANCE HISTORY
While a fund's past performance (before and after taxes) isn't necessarily a sign of how it will do in the future, it can be valuable for an investor to know.

The bar chart shows how the returns for the fund's Class S shares have varied from year to year, which may give some idea of risk. The table shows how fund performance compares with a broad-based market index (which, unlike the fund, does not have any fees, taxes or expenses). The performance of both the fund and the index varies over time. All figures assume reinvestment of dividends and distributions (in the case of after-tax returns, reinvested net of assumed tax rates).

The table shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Japan Fund, Inc.

--------------------------------------------------------------------------------
Annual Total Returns (%) as of 12/31 each year                           Class S
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

1992        -16.74
1993         23.64
1994         10.03
1995         -9.07
1996        -10.92
1997        -14.40
1998         24.29
1999        119.88
2000        -27.28
2001        -33.57

2002 Total Return as of March 31: 4.83%

For the periods included in the bar chart:

Best Quarter: 29.53%, Q3 1999             Worst Quarter: -19.86%, Q3 2001

--------------------------------------------------------------------------------
Average Annual Total Returns (%) as of 12/31/2001
--------------------------------------------------------------------------------

                                      1 Year        5 Years         10 Years
--------------------------------------------------------------------------------
Class S
--------------------------------------------------------------------------------
  Return before Taxes                 -33.57           2.46             0.35
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions                       -33.57           0.15            -1.23
--------------------------------------------------------------------------------
  Return after Taxes on
  Distributions and Sale of
  Fund Shares                         -20.48           1.81             0.08
--------------------------------------------------------------------------------
Index (reflects no deductions for
fees, expenses or taxes)              -29.80          -9.12            -5.35
--------------------------------------------------------------------------------

Index: The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax.

HOW MUCH INVESTORS PAY

This fund's Class S shares have no sales charge or other shareholder fees other than a short-term redemption/exchange fee. The fund does have annual operating expenses, and as a shareholder of Class S shares, you pay them indirectly.

--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------

SHAREHOLDER FEES, paid directly from your investment
--------------------------------------------------------------------------------
Redemption/Exchange Fee, on shares owned less than six months
(% of amount redeemed)                                          2.00%
--------------------------------------------------------------------------------

ANNUAL OPERATING EXPENSES, deducted from fund assets
--------------------------------------------------------------------------------
Management Fee                                                  0.78%(1)
--------------------------------------------------------------------------------
Distribution (12b-1) Fee                                         None
--------------------------------------------------------------------------------
Other Expenses                                                  0.55%
--------------------------------------------------------------------------------
Total Annual Operating Expenses                                 1.33
--------------------------------------------------------------------------------
(1) Includes an advisory fee of 0.57% payable to FMR, an administration fee of 0.14% payable to SEI Investments and estimated additional expenses of approximately 0.07% payable by the Fund for other management functions, including the office of the President of the Fund.

Based on the costs above, this example helps you compare this fund's expenses to those of other mutual funds. This example assumes the expenses above remain the same. It also assumes that you invested $10,000, earned 5% annual returns, reinvested all dividends and distributions and sold your shares at the end of each period. This is only an example; actual expenses will be different.


--------------------------------------------------------------------------------
Example                    1 Year        3 Years       5 Years        10 Years
--------------------------------------------------------------------------------
Class S shares              $135          $421           $729          $1,601
--------------------------------------------------------------------------------

OTHER POLICIES AND RISKS

SHAREHOLDER APPROVAL

The following policy is subject to change only upon shareholder approval.

THE JAPAN FUND, INC. seeks long-term capital appreciation.

SHAREHOLDER NOTICE

The following policy is subject to change only upon 60 days' prior notice to shareholders:

THE JAPAN FUND, INC. normally invests at least 80% of its assets in securities of Japanese issuers and other investments that are tied economically to Japan.

COUNTRY OR GEOGRAPHIC REGION

FMR considers a number of factors to determine whether an investment is tied Japan including: the source of government guarantees (if any); the primary trading market; the issuer's domicile, sources of revenue, and location of assets; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.

For more information

This prospectus doesn't tell you about every policy or risk of investing in the fund.

If you want more information on the fund's allowable securities and investment practices and the characteristics and risks of each one, you may want to request a copy of the Statement of Additional Information (the back cover tells you how to do this).

Keep in mind that there is no assurance that any mutual fund will achieve its goal.

WHO MANAGES AND OVERSEES THE FUND

The Japan Fund, Inc. is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal. In addition to an advisor and administrator, the Board has hired a President who will oversee the management, administration and distribution of the Fund. For more information on the Fund's current President, please request a free copy of the Statement and Additional Information as explained on the back cover of this prospectus.

The investment advisor

     Fidelity Management & Research Company ("FMR") acts as the investment advisor for the fund pursuant to an Investment Advisory Agreement that was approved by the fund's shareholders on August 27, 2002. The address of FMR and its affiliates, unless otherwise indicated below, is 82 Devonshire Street, Boston, Massachusetts. The fund's previous investment advisor was Deutsche Investment Management Americas Inc.

Under the supervision of the Board of Directors, FMR makes the fund's investment decisions, buys and sells securities for the fund and conducts research that leads to these purchase and sale decisions. As of March 28, 2002, FMR and its affiliate, FMR Co., Inc. (FMRC), had approximately $557 billion in discretionary assets under management.

The advisor receives a management fee from the fund. For the most recent fiscal year end, the actual amount the fund paid in advisory and management fees to its previous advisor was 0.76% of its average daily net assets.

The subadvisor

FMR has entered into subadvisory agreements that were approved by the fund's shareholders on August 27, 2002. Affiliates assist FMR with investments:

o Fidelity Investments Japan Limited (FIJ), in Tokyo, Japan, serves as a subadvisor for the fund. As of June 30, 2001, FIJ had approximately $21.9 billion in discretionary assets under management. Currently, FIJ is primarily responsible for choosing investments for the fund. FIJ may also provide investment advisory and order execution services for the fund from time to time.

o Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, serves as a subadvisor for the fund. FMR U.K. was organized in 1986 to provide investment research and advice to FMR. FMR U.K. may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

o Fidelity Management & Research (Far East) Inc. (FMR Far East) serves as a subadvisor for the fund. FMR Far East was organized in 1986 to provide investment research and advice to FMR. FMR Far East may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

o Fidelity International Investment Advisors (FIIA), in Pembroke, Bermuda, serves as a subadvisor for the fund. As of June 30, 2001, FIIA had approximately $6.7 billion in discretionary assets under management. FIIA may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

o Fidelity International Investment Advisors (U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a subadvisor for the fund. As of June 30, 2001, FIIA(U.K.)L had approximately $3.6 billion in discretionary assets under management. FIIA(U.K.)L may provide investment research and advice on issuers based outside the United States and may also provide investment advisory services for the fund.

o FMR Co., Inc. (FMRC) serves as a sub-advisor for the fund. FMRC may provide investment advisory services for the fund.

FMR compensates subadvisors, FMRC, FMR U.K., FMR Far East and FIIA, out of the management fee it receives from the fund. FIIA in turn pays FIIA(U.K.)L. FIIA or FMR Far East in turn pays FIJ for providing subadvisory services.

The previous subadvisor was Zurich Scudder Investments Japan, Inc.

Jay Talbot is the portfolio manager and is responsible for the day-to-day management of the fund. Since joining Fidelity in 1993, Mr. Talbot has worked as a senior equity analyst and portfolio manager.

From time to time a manager, analyst, or other Fidelity employee may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

FINANCIAL HIGHLIGHTS

This table is designed to help you understand the fund's financial performance for the past five years. The figures in the first part of each table are for a single share. The total return figures represent the percentage that an investor in the fund would have earned (or lost), assuming all dividends and distributions were reinvested. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the fund's financial statements, is included in the annual report (see "Shareholder reports" on the back cover).


The Japan Fund, Inc. -- Class S

---------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,                                 2001            2000         1999         1998         1997
---------------------------------------------------------------------------------------------------------------------
Selected Per Share Data
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                    $ 9.98         $ 16.41       $ 8.33       $ 6.77       $ 8.33
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss) (a)                        (.05)           (.05)        (.02)        (.01)        (.03)
---------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions                      (3.31)          (3.97)        9.95         1.65        (1.16)
---------------------------------------------------------------------------------------------------------------------
  Total from investment operations                       (3.36)          (4.02)        9.93         1.64        (1.19)
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                     --              --         (.08)          --           --
---------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                              --           (1.83)       (1.77)          --           --
---------------------------------------------------------------------------------------------------------------------
  In excess of net investment income                        --            (.58)          --         (.08)        (.37)
---------------------------------------------------------------------------------------------------------------------
  Total distributions                                       --           (2.41)       (1.85)        (.08)        (.37)
---------------------------------------------------------------------------------------------------------------------
Redemption fees                                            .01              --           --           --           --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $ 6.63          $ 9.98       $16.41       $ 8.33       $ 6.77
---------------------------------------------------------------------------------------------------------------------
Total Return (%)                                        (33.57)(b)      (27.28)      119.88        24.29       (14.40)
---------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                     323             558        1,089          347          265
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                     1.33            1.08         1.00         1.26         1.21
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                                                (.65)           (.40)        (.20)        (.14)        (.38)
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 70              74          114           90           96
---------------------------------------------------------------------------------------------------------------------

(a)   Based on average shares outstanding during the period.

(b) Shareholders redeeming shares held less than six months will have a lower total return due to the effect of the 2% redemption fee.

HOW TO INVEST IN THE FUND

The following pages tell you how to invest in the fund and what to expect as a shareholder. [If you're investing directly with ____________ , all of this information applies to you.]

If you're investing through a "third party provider" -- for example, a workplace retirement plan, financial supermarket or financial advisor -- your provider may have its own policies or instructions, and you should follow those.

These instructions are for buying and selling Class S shares.

HOW TO BUY, SELL AND EXCHANGE CLASS S SHARES

Buying Shares: Use these instructions to invest directly. Make out your check to "The Japan Fund, Inc."

--------------------------------------------------------------------------------
First investment                         Additional investments
--------------------------------------------------------------------------------
$2,500 or more for regular accounts      $50 minimum for regular accounts and
                                         IRA accounts

$1,000 or more for IRAs
                                         $50 minimum with an Automatic
                                         Investment Plan, payroll deduction or
                                         direct deposit
--------------------------------------------------------------------------------

By mail or express mail (see below)

o     Fill out and sign an application      Send an investment slip or short
                                            note that includes:

o     Send it to us at the appropriate
      address, along with an investment     o     fund and class name
      check
                                            o     account number

                                            o     check payable to "The Japan
                                                  Fund, Inc."
--------------------------------------------------------------------------------
By wire

o     Call 1-800-53-JAPAN for instructions  o     Call 1-800-53-JAPAN for
                                                  instructions (minimum $50)
--------------------------------------------------------------------------------
By phone

                                            o     Call 1-800-53-JAPAN for
                                                  instructions
--------------------------------------------------------------------------------
With an automatic investment plan

o     Fill in the information on your       o     To set up regular investments
      application and include a voided            from a bank checking account,
      check                                       call 1-800-53-JAPAN (minimum
                                                  $50)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On the Internet

o     Go to "funds and prices" at           o     Call 1-800-53-JAPAN to ensure
      [__________.com ]                           you have electronic services

o     Print out a prospectus and a new      o     Register at [__________.com]
      account application
                                            o     Follow the instructions for
o     Complete and return the application         buying shares with money from
      with your check                             your bank account
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Regular mail:

First Investment: The Japan Fund Service Center, c/o Forum Shareholder Services LLC, PO Box 446, Portland, ME 04112

Additional Investments: The Japan Fund Service Center, c/o Forum Shareholder Services LLC, PO Box 446, Portland, ME 04112

Express, registered or certified mail:
The Japan Fund Service Center, c/o Forum Shareholder Services LLC, Two Portland Square Portland, ME 04101

Exchanging or Selling Shares: Use these instructions to exchange or sell shares in an account opened directly with [_____________.] [Please note that you may not exchange Class S shares purchased after December 29, 2000.]

--------------------------------------------------------------------------------
Exchanging into another fund            Selling shares
--------------------------------------------------------------------------------
$2,500 or more to open a new account    Some transactions, including most for
($1,000 or more for IRAs)               over $100,000, can only be ordered in
                                        writing; if you're in doubt, see page___
$50 or more for exchanges between
existing accounts
--------------------------------------------------------------------------------
By phone or wire

o Call 1-800-53-JAPAN for instructions   o  Call 1-800-53-JAPAN for instructions
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
By mail and express mail
(see previous page)

Your instructions should include:         Your instructions should include:

o  the fund, class, and account number   o   the fund, class and account number
   you're exchanging out of                  from which you want to sell shares

o  the dollar amount or number of shares o   the dollar amount or number of
   you want to exchange                      shares you want to sell

o  the name and class of the fund you    o   your name(s), signature(s) and
   want to exchange into                     address, as they appear on your
                                             account
o  your name(s), signature(s), and
   address, as they appear on your       o   a daytime telephone number
   account

o  a daytime telephone number
--------------------------------------------------------------------------------

With an automatic withdrawal plan

--                                      o   To set up regular cash payments from
                                            a [_____________] account, call
                                            1-800-53-JAPAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
On the Internet

o  Register at [.com]                   o  Register at [.com]

o  Follow the instructions for making   o  Follow the instructions for making
   on-line exchanges                       on-line redemptions
--------------------------------------------------------------------------------

POLICIES YOU SHOULD KNOW ABOUT

Along with the instructions on the previous pages, the policies below may affect you as a shareholder. Some of this information, such as the section on dividends and taxes, applies to all investors, including those investing through investment providers.

If you are investing through an investment provider, check the materials you received from them. As a general rule, you should follow the information in those materials wherever it contradicts the information given here. Please note that an investment provider may charge its own fees.

In either case, keep in mind that the information in this prospectus applies only to the fund's Class S shares.

In order to reduce the amount of mail you receive and to help reduce expenses, we generally send a single copy of any shareholder report and prospectus to each household. If you do not want the mailing of these documents to be combined with those for other members of your household, please call 1-800-53-JAPAN.

Policies about transactions

THE FUND IS OPEN FOR BUSINESS each day the New York Stock Exchange is open. The fund calculates its share price every business day, as of the close of regular trading on the Exchange (typically 4 p.m. Eastern time, but sometimes earlier, as in the case of scheduled half-day trading or unscheduled suspensions of trading).

YOU CAN PLACE AN ORDER TO BUY OR SELL SHARES AT ANY TIME. Once your order is received by [ Service Corporation,] and they have determined that it is in "good order," it will be processed at the next share price calculated.

Because orders placed through investment providers must be forwarded to [ Service Corporation] before they can be processed, you'll need to allow extra time. A representative of your investment provider should be able to tell you when your order will be processed.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Questions? You can speak to a [] representative between 8:30 a.m. and 8 p.m. Eastern time on any fund business day by calling 1-800-53-JAPAN.

Automated phone information is available 24 hours a day. You can use your automated phone services to get information on []funds generally and on accounts held directly at[.] If you signed up for telephone services, you can also use this service to make exchanges and sell shares

SINCE MANY TRANSACTIONS MAY BE INITIATED BY TELEPHONE OR ELECTRONICALLY, it's important to understand that as long as we take reasonable steps to ensure that an order to purchase or redeem shares is genuine, such as recording calls or requesting personalized security codes or other information, we are not responsible for any losses that may occur. For transactions conducted over the Internet, we recommend the use of a secure Internet browser. In addition, you should verify the accuracy of your confirmation statements immediately after you receive them.

WHEN YOU ASK US TO SEND OR RECEIVE A WIRE, please note that while we don't charge a fee to send or receive wires, it's possible that your bank may do so. Wire transactions are completed within 24 hours. The funds can only send wires of $1,000 or more and accept wires of $50 or more.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

The Japan Fund, Inc.[___________]Web site can be a valuable resource for shareholders with Internet access. To get up-to-date information, review balances or even place orders for exchanges, go to[____________.com.].

We may reject or limit any purchase orders, particularly when there appears to be a pattern of "market timing" or other frequent purchases and sales.

WHEN YOU WANT TO SELL MORE THAN $100,000 WORTH OF SHARES OR SEND PROCEEDS TO A THIRD PARTY OR TO A NEW ADDRESS, you'll usually need to place your order in writing and include a signature guarantee. The only exception is if you want money wired to a bank account that is already on file with us; in that case, you don't need a signature guarantee.

A signature guarantee is simply a certification of your signature -- a valuable safeguard against fraud. You can get a signature guarantee from most brokers, banks, savings institutions and credit unions. Note that you can't get a signature guarantee from a notary public.

Money from shares you sell is normally sent out within one business day of when your order is processed (not when it is received), although it could be delayed for up to seven days. There are also two circumstances when it could be longer: when you are selling shares you bought recently by check and that check hasn't cleared yet (maximum delay: 15 days) or when unusual circumstances prompt the SEC to allow further delays. Certain expedited redemption processes may also be delayed when you are selling recently purchased shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

If you ever have difficulty placing an order by phone, you can always send us your order in writing.

How the fund calculates share price

The share price at which you buy shares is the net asset value per share, or NAV. To calculate NAV, the fund uses the following equation:


                   TOTAL ASSETS - TOTAL LIABILITIES
                  ----------------------------------                 = NAV
                  TOTAL NUMBER OF SHARES OUTSTANDING

The price at which you sell shares of the fund is also the fund's NAV, minus a 2.00% redemption/exchange fee on shares owned less than six months. You won't be charged this fee if you're investing in an employer-sponsored retirement plan that is set up directly with ________. If your employer-sponsored retirement plan is through a third-party investment provider, or if you are investing through an IRA or other individual retirement account, the fee will apply. Certain other types of accounts, as discussed in the Statement of Additional Information, may also be eligible for this waiver.

WE TYPICALLY USE MARKET PRICES TO VALUE SECURITIES. However, when a market price isn't available, or when we have reason to believe it doesn't represent market realities, we may use fair value methods approved by the fund's Board. In such a case, the fund's value for a security is likely to be different from quoted market prices.

BECAUSE THE FUND INVESTS IN SECURITIES THAT ARE TRADED PRIMARILY IN FOREIGN MARKETS, the value of its holdings could change at a time when you aren't able to buy or sell fund shares. This is because some foreign markets are open on days or at times when the fund doesn't price its shares.

Other rights we reserve

You should be aware that we may do any of the following:

o withhold 30% (in 2002 and 2003) of your distributions as federal income tax if we have been notified by the IRS that you are subject to backup withholding, or if you fail to provide us with a correct taxpayer ID number or certification that you are exempt from backup withholding

o close your account and send you the proceeds if your balance falls below $2,500 or $250 for retirement accounts; charge you $10 a year if your account balance falls below $2,500; in either case, we will give you 60 days notice so you can either increase your balance or close your account (these policies don't apply to investors with $100,000 or more in [____] fund shares or in any case where a fall in share price created the low balance)

o reject a new account application if you don't provide a correct Social Security or other tax ID number; if the account has already been opened, we may give you 30 days' notice to provide the correct number

o pay you for shares you sell by "redeeming in kind," that is, by giving you marketable securities (which typically will involve brokerage costs for you to liquidate) rather than cash; the fund generally won't make a redemption in kind unless your requests over a 90-day period total more than $250,000 or 1% of the value of the fund's net assets, whichever is less

o change, add or withdraw various services, fees and account policies (for example, we may change or terminate the exchange privilege at any time)

UNDERSTANDING DISTRIBUTIONS AND TAXES

By law, a mutual fund is required to pass through to its shareholders virtually all of its net earnings. A fund can earn money in two ways: by receiving interest, dividends or other income from securities it holds, and by selling securities for more than it paid for them. (A fund's earnings are separate from any gains or losses stemming from your own purchase of shares.) A fund may not always pay a distribution for a given period.

By international treaty, 15% of dividends and 10% of interest received by the fund is withheld for Japanese taxes. The amounts withheld are taxable to you as a shareholder even though you don't receive them. However, you may be able to claim a tax credit or a deduction for your portion of any foreign taxes withheld.

THE FUND INTENDS TO PAY DIVIDENDS AND DISTRIBUTIONS TO ITS SHAREHOLDERS in December, and if necessary may do so at other times as well.

YOU CAN CHOOSE HOW TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS. You can have them all automatically reinvested in fund shares (at NAV), all deposited directly to your bank account or all sent to you by check. Tell us your preference on your application. If you don't indicate a preference, your dividends and distributions will all be reinvested. For retirement plans, reinvestment is the only option.

BUYING AND SELLING FUND SHARES WILL USUALLY HAVE TAX CONSEQUENCES FOR YOU (except in an IRA or other tax-advantaged account). Your sales of shares may result in a capital gain or loss for you; whether long-term or short-term depends on how long you owned the shares.

THE FOLLOWING SIDEBAR TEXT APPEARS NEXT TO THE PRECEDING PARAGRAPHS.

Because each shareholder's tax situation is unique, ask your tax professional about the tax consequences of your investments, including any state and local tax consequences.

The TAX STATUS of the fund earnings you receive, and your own fund transactions, generally depends on their type:

Generally taxed at ordinary income rates
---------------------------------------------------------------------
o  short-term capital gains from selling fund shares
---------------------------------------------------------------------
o  taxable income dividends you receive from the fund
---------------------------------------------------------------------
o  short-term capital gains distributions you receive from the fund
---------------------------------------------------------------------

Generally taxed at capital gains rates
---------------------------------------------------------------------
o  long-term capital gains from selling fund shares
---------------------------------------------------------------------
o  long-term capital gains distributions you receive from the fund
 --------------------------------------------------------------------

You may be able to claim a tax credit or deduction for your share of any foreign taxes your fund pays.

YOUR FUND WILL SEND YOU DETAILED TAX INFORMATION EVERY JANUARY. These statements tell you the amount and the tax category of any dividends or distributions you received. They also have certain details on your purchases and sales of shares. The tax status of dividends and distributions is the same whether you reinvest them or not. Dividends or distributions declared in the last quarter of a given year are taxed in that year, even though you may not receive the money until the following January.

IF YOU INVEST RIGHT BEFORE THE FUND PAYS A DIVIDEND, you'll be getting some of your investment back as a taxable dividend. You can avoid this, if you want, by investing after the fund declares a dividend. In tax-advantaged retirement accounts you don't need to worry about this.

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

To Get More Information

SHAREHOLDER REPORTS -- These include commentary from the fund's management team about recent market conditions and the effects of the fund's strategies on its performance. They also have detailed performance figures, a list of everything the fund owns, and the fund's financial statements. Shareholders get these reports automatically.

STATEMENT OF ADDITIONAL INFORMATION (SAI) -- This tells you more about the fund's features and policies, including additional risk information. The SAI is incorporated by reference into this document (meaning that it's legally part of this prospectus).

For a free copy of any of these documents or to request other information about the fund, call 1-800-53-JAPAN, or contact the FundInvestments at the address listed below. These documents and other information about the fund are available from the EDGAR Database on the SEC's Internet site at www.sec.gov. If you like, you may obtain copies of this information, after paying a copying fee, by e-mailing a request to publicinfo@sec.gov or by writing the SEC at the address listed below. You can also review and copy these documents and other information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-942-8090.

Investments                   SEC
--------------------------------------------------------------------------------
PO Box 446                    Public Reference Section
Portland, ME 04112            Washington, D.C. 20549-0102
_______.com                   www.sec.gov
1-800-53-JAPAN                1-202-942-8090


SEC File Number:

The Japan Fund, Inc.   811-1090

                              THE JAPAN FUND, INC.
                                 CLASS S SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                OCTOBER ___, 2002

                THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A
              PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE
           PROSPECTUS FOR THE FUND DATED OCTOBER ___ 2002, AS AMENDED
  FROM TIME TO TIME. A COPY OF THE PROSPECTUS MAY BE OBTAINED WITHOUT CHARGE BY
            WRITING TO THE TRUST OR CALLING TOLL-FREE ______________

  THE ANNUAL REPORT TO SHAREHOLDERS OF THE JAPAN FUND, INC. DATED DECEMBER 31,
    2001 IS INCORPORATED BY REFERENCE AND IS HEREBY DEEMED TO BE PART OF THIS
                      STATEMENT OF ADDITIONAL INFORMATION.

                                TABLE OF CONTENTS

                                                                        Page

INVESTMENT RESTRICTIONS..................................................
INVESTMENT OBJECTIVE, POLICIES AND TECHNIQUES.............................
JAPAN AND THE JAPANESE ECONOMY...........................................
MANAGEMENT OF THE FUND...................................................
Investment Advisor................................................... ...
Subadvisors..............................................................
Control of Investment Advisors...........................................
Portfolio Transactions....................................................
Distributor..............................................................

FUND SERVICE PROVIDERS...................................................
Transfer Agent and Shareholder Service Agent.............................
Custodian............................. ............. ............. ......
Administrator and Fund Accounting Agent..................................
Auditors....................................................... .........
Legal Counsel............................................................

PERFORMANCE..............................................................

PURCHASE AND REDEMPTION OF SHARES........................................

DIVIDENDS, CAPITAL GAINS AND TAXES.......................................
NET ASSET VALUE..........................................................

DIRECTORS AND OFFICERS...................................................

ORGANIZATION OF THE FUND.................................................

ADDITIONAL INFORMATION...................................................

FINANCIAL STATEMENTS.....................................................

APPENDIX.................................................................

                              THE JAPAN FUND, INC.
                                 CLASS S SHARES

The Japan Fund, Inc. is a diversified, open-end management investment company which continually offers and redeems its shares. It is a company of the type commonly known as a mutual fund.

                             INVESTMENT RESTRICTIONS

The following policies and limitations supplement those set forth in the prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

The Fund's fundamental investment limitations as listed below and the investment objective restated in the "Investment Objective" paragraph on page __cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund. All other investment policies and limitations described in this Statement of Additional Information ("SAI") are not fundamental and may be changed without shareholder approval.

The following are the Fund's fundamental investment limitations set forth in their entirety. The Fund may not:

(a) borrow money, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction from time to time;

(b) issue senior securities, except as permitted under the 1940 Act and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c) purchase physical commodities or contracts relating to physical commodities;

(d) engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(e) purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(f)   make loans to other persons except (g) loans of portfolio securities, and
      (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans; or

(g) concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

The following investment limitations are not fundamental and may be changed without shareholder approval.

(1) borrow money in an amount greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings;

(2) enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets;

(3) purchase securities on margin or make short sales, except (i) short sales against the box, (ii) in connection with arbitrage transactions, (iii) for margin deposits in connection with futures contracts, options or other permitted investments, (iv) that transactions in futures contracts and options shall not be deemed to constitute selling securities short, and
      (v) that the Fund may obtain such short-term credits as may be necessary for the clearance of securities transactions;

(4) purchase options, unless the aggregate premiums paid on all such options held by the Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result, the aggregate value of the obligations underlying such put options would exceed 50% of its total assets;

(5) enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Fund's total assets; provided that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit;

(6) purchase warrants if as a result, such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value); and

(7) lend portfolio securities in an amount greater than 5% of its total assets.

                 INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Investment Objective

The Fund's investment objective is long-term capital appreciation. The Fund deems its investment objective a matter of fundamental policy and elects to treat it as such pursuant to Sections 8(b)(3) and 13(a)(3) of the 1940 Act.

Investment Policies

The Fund seeks to achieve its investment objective as stated above by investing at least 80% of assets in securities of Japanese issuers and other investments that are tied economically to Japan. This policy is subject to change only upon 60 days' notice to shareholders.

Master/feeder Structure

The Board of Directors has the discretion to retain the current distribution arrangement for the Fund while investing in a master Fund in a master/feeder fund structure, as described below.

A master/feeder fund structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. Based on the premise that certain of the expenses of operating an investment portfolio are relatively fixed, a larger investment portfolio may eventually achieve a lower ratio of operating expenses to average net assets. An existing investment company is able to convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and realization of a taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if proper procedures are followed, the realization of taxable gain or loss.

Investment Techniques

The following pages contain more detailed information about types of instruments in which the Fund may invest, strategies the Fund's investment adviser Fidelity Management & Research Company (FMR)(the "Adviser") may employ in pursuit of the Fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the Fund achieve its goal.

      AFFILIATED BANK TRANSACTIONS. The Fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the Fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. The Board of Directors of the Fund (the "Board of Directors") has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

     BORROWING. The Fund may borrow from banks or from other funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the Fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

      CASH MANAGEMENT. The Fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements, or shares of money market or short-term bond funds. Generally, these securities offer less potential for gains than other types of securities.

      COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

      CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks, or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

      COUNTRY OR GEOGRAPHIC REGION. FMR considers a number of factors to determine whether an investment is tied to Japan including: whether the investment is issued or guaranteed by the Japan government or any of its agencies, political subdivisions, or instrumentalities; whether the investment has its primary trading market in Japan; whether the issuer is organized under the laws of, derives at least 50% of its revenues from, or has at least 50% of its assets in Japan; whether the investment is included in an index representative of Japan; and whether the investment is exposed to the economic fortunes and risks of Japan.

      EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

     Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
      It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where Fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository, or foreign subcustodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with U.S. investments.

      Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

      Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

      American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

      The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

      FOREIGN CURRENCY TRANSACTIONS. The Fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

      The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. The Fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

      A "settlement hedge" or "transaction hedge" is designed to protect the Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

      The Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

      The Fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the Fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.

      Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change the Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged the Fund by selling that currency in exchange for dollars, the Fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, the Fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases the Fund's exposure to a foreign currency and that currency's value declines, the Fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to the Fund or that it will hedge at appropriate times.

      FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements involve an agreement to purchase a foreign security and to sell that security back to the original seller at an agreed-upon price in either U.S. dollars or foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. The value of a security purchased by a Fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the Fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the Fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements.

      FUND'S RIGHTS AS AN INVESTOR. The Fund does not intend to direct or administer the day-to-day operations of any company. The Fund, however, may exercise its rights as a shareholder or lender and may communicate its views on important matters of policy to management, the Board of Directors, shareholders of a company, and holders of other securities of the company when FMR determines that such matters could have a significant effect on the value of the Fund's investment in the company. The activities in which the Fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; supporting or opposing third-party takeover efforts; supporting the filing of a bankruptcy petition; or foreclosing on collateral securing a security. This area of corporate activity is increasingly prone to litigation and it is possible that the Fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against the Fund and the risk of actual liability if the Fund is involved in litigation. No guarantee can be made, however, that litigation against the Fund will not be undertaken or liabilities incurred.

      FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.

      COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

      CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the Fund typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

      Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

      FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities and some are based on indices of securities prices. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

      Futures may be based on foreign indexes such as the Compagnie des Agents de Change 40 Index (CAC 40) in France, the Deutscher Aktienindex (DAX 30) in Germany, the Financial Times Stock Exchange Eurotop 100 Index (FTSE Eurotop 100) in Europe, the IBEX 35 Index (IBEX 35) in Spain, the Financial Times Stock Exchange 100 Index (FTSE 100) in the United Kingdom, the Australian Stock Exchange All Ordinaries Index (ASX All Ordinaries) in Australia, the Hang Seng Index in Hong Kong, and the Nikkei Stock Average (Nikkei 225), the Nikkei Stock Index 300 (Nikkei 300), and the Tokyo Stock Exchange Stock Price Index (TOPIX) in Japan.

      The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

      FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Fund.

      Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement, and margin procedures that are different from those for U.S. exchanges. Futures contracts traded outside the United States may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to a fund. Because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuation.

      LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Fund [has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC)] and the National Futures Association, which regulate trading in the futures markets.

The Fund intends to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which the Fund can commit assets to initial margin deposits and option premiums.

      LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Fund's access to other assets held to cover its options or futures positions could also be impaired.

      OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

      The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The Fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of the Fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund's investments exactly over time.

      OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

      PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

      The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

      The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

      WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, a Fund will be required to make margin payments to a futures commission merchant (FCM) as described above for futures contracts.

      If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

      Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

      ILLIQUID SECURITIES AND RESTRICTED SECURITIES. The Fund may purchase securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Generally speaking, restricted securities may be sold
(i) only to qualified institutional buyers; (ii) in a privately negotiated transaction to a limited number of purchasers; (iii) in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration; or (iv) in a public offering for which a registration statement is in effect under the Securities Act of 1933 (the 1933 Act), as amended. Issuers of restricted securities may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded.

     Restricted securities are often illiquid, but they may also be liquid. For example, restricted securities that are eligible for resale under Rule 144A are often deemed to be liquid.

     The Fund's Board has approved guidelines for use by the Advisor in determining whether a security is liquid or illiquid. Among the factors the Advisor may consider in reaching liquidity decisions relating to Rule 144A securities are: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the market for the security (i.e., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer Issuers of restricted securities may not be subject to the disclosure and other investor protection requirement that would be applicable if their securities were publicly traded. Where a registration statement is required for the resale of restricted securities, each fund may be required to bear all or part of the registration expenses. the Fund may be deemed to be an "underwriter" for purposes of the 1933 Act, as amended when selling restricted securities to the public and, in such event, each fund may be liable to purchasers of such securities if the registration statement prepared by the issuer is materially inaccurate or misleading.

     The Fund may also purchase securities that are not subject to legal or contractual restrictions on resale, but that are deemed illiquid. Such securities may be illiquid, for example, because there is a limited trading market for them.

     The Fund may be unable to sell a restricted or illiquid security. In addition, it may be more difficult to determine a market value for restricted or illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund's decision to sell a restricted or illiquid security and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. This investment practice, therefore, could have the effect of increasing the level of illiquidity of the Fund.

      INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

      Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

     INTERFUND BORROWING AND LENDING PROGRAM. The Fund has received exemptive relief from the Securities and Exchange Commission ("SEC") which permits the Fund to participate in an interfund lending program among certain investment companies advised by the Advisor. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds, including the following: (1) no fund may borrow money through the program unless it receives a more favorable interest rate than a rate approximating the lowest interest rate at which bank loans would be available to any of the participating funds under a loan agreement; and (2) no fund may lend money through the program unless it receives a more favorable return than that available from an investment in repurchase agreements and, to the extent applicable, money market cash sweep arrangements. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objectives and policies (for instance, money market funds would normally participate only as lenders and tax exempt funds only as borrowers). Interfund loans and borrowings may extend overnight, but could have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional costs. The program is subject to the oversight and periodic review of the Boards of the participating funds. To the extent the Fund is actually engaged in borrowing through the interfund lending program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging).

      INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities include all types of debt instruments that are of medium and high-quality. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's (S&P), or Fitch Inc., or is unrated but considered to be of equivalent quality by FMR.

      LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

      Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

      Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.

      A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

      Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

      The Fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry. For purposes of these limitations, the Fund generally will treat the borrower as the "issuer" of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between the Fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict the Fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

      LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities include all types of debt instruments that have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

      The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

      Because the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

      The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

      PREFERRED STOCK represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

      REPURCHASE AGREEMENTS involve an agreement to purchase a security and to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. The value of the security purchased may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes insolvent. The Fund will only engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

      RESTRICTED SECURITIES are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to the Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

      REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. The Fund will only enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of Fund assets and may be viewed as a form of leverage.

      SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value per share (NAV). Others are continuously offered at NAV, but may also be traded in the secondary market.

      The extent to which the Fund can invest in securities of other investment companies is limited by federal securities laws.

      SHORT SALES "AGAINST THE BOX" are short sales of securities that a fund owns or has the right to obtain (equivalent in kind or amount to the securities sold short). If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.

      SOVEREIGN DEBT OBLIGATIONS are issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and pay interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and payment of interest may depend on political as well as economic factors. Although some sovereign debt, such as Brady Bonds, is collateralized by U.S. Government securities, repayment of principal and payment of interest is not guaranteed by the U.S. Government.

      SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

      In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

      Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price.

      The most significant factor in the performance of swap agreements is the change in the specific interest rate, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.

      TEMPORARY DEFENSIVE POLICIES. The Fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.

      WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

      Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

     ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

                     SPECIAL CONSIDERATIONS REGARDING JAPAN

Fueled by public investment, protectionist trade policies, and innovative management styles, the Japanese economy has transformed itself since World War II into the world's second largest economy. Despite its impressive history, investors face special risks when investing in Japan.

Economic. Since Japan's bubble economy collapsed a decade ago, the nation has drifted between modest growth and recession. By mid-year 1998, the world's second largest economy had slipped into its deepest recession since World War
II. Much of the blame can be placed on government inaction in implementing long-neglected structural reforms despite strong and persistent prodding from the International Monetary Fund and the G7 member nations. Steps have been taken to deregulate and liberalize protected areas of the economy, but the pace of change has been disappointedly slow.

The most pressing need for action is the daunting task of overhauling the nation's financial institutions and securing public support for taxpayer-funded bailouts. Banks, in particular, must dispose of their huge overhang of bad loans and trim their balance sheets in preparation for greater competition from foreign institutions as more areas of the financial sector are opened. Successful financial sector reform would allow Japan's financial institutions to act as a catalyst for economic recovery at home and across the troubled Asian region.

Foreign Trade. Much of Japan's economy is dependent upon international trade. The country is a leading exporter of automobiles and industrial machinery as well as industrial and consumer electronics. While the United States is Japan's largest single trading partner, close to half of Japan's trade is conducted with developing nations, almost all of which are in Southeast Asia. For the past four years, Southeast Asia's economies have been mired in economic stagnation causing a steep decline in Japan's exports to the area. Japan's hope for economic recovery and renewed export growth is largely dependent upon the pace of economic recovery in Southeast Asia.

Natural Resource Dependency. An island nation with limited natural resources, Japan is also heavily dependent upon imports of essential products such as oil, forest products, and industrial metals. Accordingly, Japan's industrial sector and domestic economy are highly sensitive to fluctuations in international commodity prices. In addition, many of these commodities are traded in U.S. dollars and any strength in the exchange rate between the yen and the dollar can have either a positive or a negative effect upon corporate profits.

Natural Disasters. The Japanese islands have been subjected to periodic natural disasters including earthquakes, monsoons, and tidal waves. These events have often inflicted substantial economic disruption upon the nation's populace and industries.

                           SECURITIES MARKETS IN JAPAN

There are eight stock exchanges in Japan. Of these, the Tokyo Stock Exchange, the Osaka Stock Exchange and the Nagoya Stock Exchange are the largest. The three main markets have two sections of stocks; generally, companies with smaller capitalization are listed on the second section. In addition, The Japan Over-The-Counter Trading Co. acts as the intermediary between securities companies wishing to trade shares on the over-the-counter (OTC) market. The primary role of the OTC market is to facilitate the raising of Funds from the investing public by unlisted, small and medium-sized companies. Equity securities of Japanese companies, which are traded in an over-the-counter market, are generally securities of relatively small or little-known companies. A new market, named "Mothers", was established in the Tokyo

Stock Exchange on November 11, 1999. This market is designed to facilitate the public listing of venture business-type small corporations.

There are two widely followed price indices. The Nikkei Stock Average (NSA) is an arithmetic average of 225 selected stocks computed by a private corporation. In addition, the Tokyo Stock Exchange publishes the TOPIX, formerly the TSE Index, which is an index of all first section stocks, about 1450 in total. The second section has its own index. Nihon Keizai Shimbun, Inc., the publisher of a leading Japanese economic newspaper, publishes the OTC Index.

The following table shows the high, low and close of the NSA, TOPIX and the Nikkei OTC Index for the years 1992 through 2001.

-----------------------------------------------------------------------------------------------------------------------------------
                          1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
===================================================================================================================================

Nikkei 225   High       23,801.2   21,148.1   21,552.8   20,011.8   22,666.8   20,681.1   17,264.3   18,934.3   20,833.2   14,529.4
             Low        14,309.4   16,078.7   17,369.7   14,485.4   19,161.7   14,775.2   12,880.0   13,232.7   11,820.0    9,420.9
             Close      16,925.0   17,417.2   19,723.1   19,868.2   19,361.4   15,258.7   13,842.2   18,934.3   12,999.7   11,024.9

-----------------------------------------------------------------------------------------------------------------------------------
TSE/TOPIX    High        1,763.4    1,698.7    1,712.7    1,585.9    1,722.1    1,560.3    1,300.3    1,722.2    1,732.5    1,441.0
             Low         1,102.5    1,250.1    1,446.0    1,193.2    1,448.5    1,130.0      980.1    1,048.3    1,162.0      922.5
             Close       1,307.7    1,439.3    1,559.1    1,577.7    1,470.9    1,175.0    1,087.0    1,722.2    1,277.3    1,060.2
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OTC          High        2,022.4    1,728.1    2,002.7    1,852.1    1,747.2    1,333.1      842.1    2,423.2    2,214.5    1,453.8
             Low         1,099.3    1,200.8    1,445.5    1,194.8    1,316.3      708.2      611.0      727.3    1,126.7    1,027.3
             Close       1,227.9    1,447.6    1,776.1    1,488.4    1,330.6      721.5      725.0    2,270.1    1,354.6    1,180.5
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
   YoY%Chg                1992       1993       1994       1995       1996       1997       1998       1999       2000       2001
===================================================================================================================================

Nikkei 225   High          -12.3%     -11.1%      +1.9%      -7.2%     +13.3%      -8.8%     -16.5%      +9.7%     +10.0%     -30.3%
             Low           -33.3%     +12.4%      +8.0%     -16.6%     +32.3%     -22.9%     -12.8%      +2.7%     -10.7%     -20.3%
             Close         -26.4%      +2.9%     +13.2%      +0.7%      -2.6%     -21.2%      -9.3%     +36.8%     -31.3%     -15.2%

------------------------------------------------------------------------------------------------------------------------------------
TSE/TOPIX    High          -13.1%      -3.7%      +0.8%      -7.4%      +8.6%      -9.4%     -16.7%     +32.4%      +0.6%     -16.8%
             Low           -32.7%     +13.4%     +15.7%     -17.5%     +21.4%     -22.0%     -13.3%      +7.0%     +10.8%     -20.6%
             Close         -23.7%     +10.1%      +8.3%      +1.2%      -6.8%     -20.1%      -7.5%     +58.4%     -25.8%     -17.0%

------------------------------------------------------------------------------------------------------------------------------------
OTC          High          -39.3%     -14.6%     +15.9%      -7.5%      -5.7%     -23.7%     -36.8%    +187.8%      -8.6%     -34.4%
             Low           -42.7%      +9.2%     +20.4%     -17.3%     +10.2%     -46.2%     -13.7%     +19.0%     +54.9%      -8.8%
             Close         -36.9%     +17.9%     +22.7%     -16.2%     -10.6%     -45.8%      +0.5%    +213.1%     -40.3%     -12.9%
------------------------------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Statistics Report and
 Annual Statistics of OTC Stocks issued by Japan Securities Dealers Association

THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE SHOWING TOPIX AND NEKKEI 225 (1987/05=1) FROM DATES 5/87 TO 5/01

In the five years ending December 1989, the Tokyo Stock Price Index (TOPIX) more than tripled, rising from 913.37 to 2884.80 on December 18, 1989. The TOPIX then declined heavily in 1990 and in 1992, and after showing a slight rebound in 1993 and 1994, the Index continued to decline throughout 1996, 1997 and 1998 to a low of 980.11 on October 15, 1998. From the 1989 peak to the 1998 bottom, the TOPIX registered a 66% drop. In 1999, the Tokyo stock market showed a strong upturn led by information service sector However, over the last two years TOPIX has given up all the ground gained in 1999 as high growth company valuations fell in line with those in the US and Europe, and worries over the financial system persisted. In February 2002 TOPIX hit a new post-bubble low, and the Nikkei 225 fell below the level of the Dow Jones 30 index for the first time in forty-six years

The following tables present certain statistics with respect to the trading of equity securities on the Tokyo Stock Exchange (first and second sections combined) and the OTC market for the past five years.

--------------------------------------------------------------------------------------------------------------
                                                  1996        1997         1998        1999         2000
==============================================================================================================
Market Capitalization in billion of Yen)
      TSE                                      347,578     280,930      275,181     456,027      359,919
      OTC                                       14,904       9,228        7,742      27,411       10,283

--------------------------------------------------------------------------------------------------------------
Daily Average Trading Volume (000 shares)
      TSE                                      405,541     436,416      445,872     585,937      639,134
      OTC                                        9,766       5,614        5,036      16,877       13,938

--------------------------------------------------------------------------------------------------------------
Number of Listed Companies
      TSE                                         1766        1805         1838        1890         2027
      OTC                                          762         834          856         868          886

--------------------------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Monthly Securities Statistics

Compared to the United States, the common stocks of many Japanese companies trade at a higher price-earnings ratio, although they are comparable or cheaper if looked at on other valuation measures such as price to cash or price to book. Historically, investments in the OTC market have been more volatile than the TSE.

In the past, the proportion of trading value by institutional investors has tended to increase at the expense of individuals, but over the last five years, the share of trading value represented by financial institutions and business corporations has fallen while the value of trading by foreigners has risen substantially until it now represents more than half overall trading. In 1999, the trading value by individuals increased dramatically reflecting the stock market rally and brisk demand for stock investment trusts, but this subsided again in 2000 and 2001.

-------------------------------------------------------------------------------------------
(Trading Value; % of Total)          1997         1998        1999       2000        2001
===========================================================================================
Individuals                          16.9%        13.5%       29.0%      21.8%       18.0%
Foreigners                           34.5%        39.2%       38.6%      42.4%       51.8%
Securities Companies                  2.2%         1.9%        2.2%       2.8%        2.3%
Investment Trust                      3.5%         2.1%        2.3%       2.9%        2.8%
Financial Institutions               37.2%        37.4%       22.3%      26.0%       22.0%
Others                                0.7%         0.7%        0.6%       0.6%        0.5%
-------------------------------------------------------------------------------------------
Customers' Account                  100.0%       100.0%      100.0%     100.0%      100.0%
-------------------------------------------------------------------------------------------

           Source: Tokyo Stock Exchange, Annual Securities Statistics
                   (Trading Value; 1st and 2nd Sections of the
                    Tokyo, Osaka and Nagoya Stock Exchanges)

The following table shows the price/earning ratios, price/book value ratio, and dividend yield for TOPIX for each of the past five years. Because of differences in accounting methods used in Japan and the United States, the price/earning ratios are not directly comparable. The Japanese price/earnings ratio rose in the period from 1997 through 1999 due mainly to a decline in earnings particularly in the bank sector. 2000 saw a dramatic reversal, as market prices fell while earnings rose.

           TOPIX VALUATIONS (PER, PBR, Div. Yield and Rate of Return)

----------------------------------------------------------------------------------------------
                                        1997        1998         1999        2000        2001
==============================================================================================
Price/Earnings Ratio 1)                124.5       174.5         82.0        35.8       152.7
Price/Book Ratio 1)                      1.8         1.7          2.7         1.9         1.5
Dividend Yield 1)                        1.0         1.0          0.6         0.8         0.9
Rate of Return 2)                        4.2        20.9          n.a.        n.a.        n.a.
----------------------------------------------------------------------------------------------

                   Sources: 1) Nikkei, 2) Tokyo Stock Exchange

The following tables, compiled by Morgan Stanley Capital International, set forth the size of the Japanese equity market in comparison with that of other major equity markets for the five years ending December 31,2001.

                        EQUITY STOCK MARKETS OF THE WORLD

-----------------------------------------------------------------------------------------
                            1997          1998          1999         2000          2001
=========================================================================================
United States              49.29%        50.46%        48.62%       50.14%        56.10%
-----------------------------------------------------------------------------------------
Japan                      12.12%         9.98%        13.58%       10.73%         8.40%
-----------------------------------------------------------------------------------------
United Kingdom             10.20%         9.95%         9.30%        9.94%        10.50%
-----------------------------------------------------------------------------------------
EU  ex-UK                  17.93%        20.84%        20.22%       20.23%        16.70%
-----------------------------------------------------------------------------------------
Canada                      2.43%         1.79%         2.11%        2.34%         2.20%
-----------------------------------------------------------------------------------------
Switzerland                 3.70%         3.77%         2.76%        3.36%         3.10%
-----------------------------------------------------------------------------------------
Hong Kong                   1.33%         0.97%         1.13%        1.03%         0.80%
-----------------------------------------------------------------------------------------
Australia                   1.44%         1.43%         1.33%        1.34%         1.50%
-----------------------------------------------------------------------------------------
Other                       3.01%         2.25%         2.27%        2.24%         0.70%
-----------------------------------------------------------------------------------------

      Source: Morgan Stanley Capital International, Quarterly Report

* Where figures in tables under this caption have been rounded off, the totals may not necessarily agree with the sum of figures.

                             MANAGEMENT OF THE FUND

Investment Advisor

Effective October 7, 2002, Fidelity Management & Research Company ("FMR"), acts as the investment advisor for the Fund pursuant to an investment advisory agreement that complies with the requirements of the 1940 Act, as amended. The investment advisory agreement is in effect until October 7, 2004 or until shareholders approve a new investment management agreement or it is otherwise terminated.

Under the supervision of the Board of Directors, FMR, with headquarters at 82 Devonshire Street, Boston, MA, makes the Fund's investment decisions, buys and sells securities for the Fund and conducts research that leads to these purchase and sale decisions. The Fund's investment advisor is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

      FMR also provides the Fund with all necessary office facilities and personnel for servicing the Fund's investments, and all personnel of the Fund or FMR performing services relating to research, statistical and investment activities.

      MANAGEMENT-RELATED EXPENSES. Under the terms of the Fund's investment advisory contract, the Fund is responsible for payment of all expenses other than those specifically payable by FMR.

      MANAGEMENT FEES. For the services of FMR under the investment advisory contract, the Fund pays FMR a monthly management fee at the annual rate of 0.60% of the Fund's average net assets through $200 million; 0.55% of the Fund's average net assets in excess of $200 million through $400 million; and 0.50% of the Fund's average net assets in excess of $400 million, throughout the month.

Sub-advisors

      SUB-ADVISOR - FMR CO., INC. (FMRC). On behalf of the Fund, FMR has entered into a sub-advisory agreement with FMRC pursuant to which FMRC may provide investment advisory services for the Fund.

      Under the terms of the sub-advisory agreement, FMR pays FMRC fees equal to 50% of the management fee (including any performance adjustment) payable to FMR with respect to that portion of the Fund's assets that is managed by FMRC. The fees paid to FMRC are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.

      SUB-ADVISORS - FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. ("FMR U.K."), FIDELITY MANAGEMENT & RESEARCH (FAR EAST)("FMR FAR EAST"), FIDELITY INTERNATIONAL INVESTMENT ADVISORS ("FIIA"), FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED ("FIIA(U.K.)L"), AND FIDELITY INVESTMENTS JAPAN LIMITED ("FIJ"). FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L and FIJ. FMR Far East has entered into a sub-advisory agreement with FIJ.

      Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisors investment research and advice on issuers outside the United States and FMR may grant the sub-advisors investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the Fund.

      For providing non-discretionary investment advice and research services the sub-advisors are compensated as follows:

      o FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.

      o FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the Fund for which the sub-advisor has provided FMR with investment advice and research services.

      o FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.

      o FIIA pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advice and research services.

      o FMR Far East pays FIJ a fee equal to 100% of FIJ's costs incurred in connection with providing investment advice and research services for a Fund to FMR Far East.

      On behalf of the Fund, for providing discretionary investment management and executing portfolio transactions, the sub-advisors are compensated as follows:

      o FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its monthly management fee (including any performance adjustment) with respect to the Fund's average net assets managed by the sub-advisor on a discretionary basis.

      o FMR pays FIIA a fee equal to 57% of its monthly management fee (including any performance adjustment) with respect to the Fund's average net assets managed by the sub-advisor on a discretionary basis.

      o FIIA pays FIIA(U.K.)L a fee equal to a percentage of the Fund's monthly average net assets managed by FIIA(U.K.)L on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIIA(U.K.)L on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIIA(U.K.)L on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIIA(U.K.)L (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.

              ---------------------------------- ----------------------------
              AVERAGE GROUP ASSETS               ANNUALIZED FEE RATE
              ---------------------------------- ----------------------------
              from $0 - $500 million             0.30%
              ---------------------------------- ----------------------------
              $500 million - $1 billion          0.25%
              ---------------------------------- ----------------------------
              over $1 billion                    0.20%
              ---------------------------------- ----------------------------

FIIA(U.K.)L's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

      o FIIA pays FIJ a fee equal to a percentage of the Fund's monthly average net assets managed by FIJ on a discretionary basis. The fee rate is based on the monthly average net assets managed by FIJ on behalf of FIIA pursuant to sub-advisory arrangements less any assets managed by FIJ on behalf of FIIA on which a reduction is applicable to the sub-advisory fee paid to FIJ (Average Group Assets). The fee rate is calculated on a cumulative basis pursuant to the following graduated fee rate schedule.

              ---------------------------------- ----------------------------
              AVERAGE GROUP ASSETS               ANNUALIZED FEE RATE
              ---------------------------------- ----------------------------
              from $0 - $200 million             0.30%
              ---------------------------------- ----------------------------
              $200 million - $500 million        0.25%
              ---------------------------------- ----------------------------
              over $500 million                  0.20%
              ---------------------------------- ----------------------------

FIJ's fee will not exceed 50% of the fee that FIIA receives from FMR for services provided on behalf of the Fund.

      o FMR Far East pays FIJ a fee equal to 105% of FIJ's costs incurred in connection with providing investment advisory and order execution services for the Fund to FMR Far East.

Currently, FIJ is primarily responsible for choosing investments for the Fund.

                         CONTROL OF INVESTMENT ADVISORS

      FMR Corp., organized in 1972, is the ultimate parent company of FMR, FMR U.K., FMR Far East and FMRC. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

      At present, the primary business activities of FMR Corp. and its subsidiaries are: (i) the provision of investment advisory, management, shareholder, investment information and assistance and certain fiduciary services for individual and institutional investors; (ii) the provision of securities brokerage services; (iii) the management and development of real estate; and (iv) the investment in and operation of a number of emerging businesses.

Fidelity International Limited (FIL), a Bermuda company formed in 1968, is the ultimate parent company of FIIA), FIJ and FIIA(U.K.)L. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. At present, the primary business activities of FIL and its subsidiaries are the provision of investment advisory services to non-U.S. investment companies and private accounts investing in securities throughout the world.

Code of Ethics

      FMR, FMRC, FMR U.K., FMR Far East, FIJ, FIIA, FIIA(U.K.)L (the Investment Advisors), and the Fund have adopted codes of ethics under Rule 17j-1 of the 1940 Act that set forth employees' fiduciary responsibilities regarding the Fund, establish procedures for personal investing, and restrict certain transactions. Employees subject to the codes of ethics, including Fidelity(R) investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the Fund.

                             PORTFOLIO TRANSACTIONS

      All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by FMR pursuant to authority contained in the management contract. FMR may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion. In selecting brokers or dealers (including affiliates of FMR), FMR generally considers: the execution price; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the firm; the execution services rendered on a continuing basis; the reasonableness of any commissions; arrangements for payment of Fund expenses, if applicable; and the provision of additional brokerage and research products and services.

      For futures transactions, the selection of an FCM is generally based on the overall quality of execution and other services, including research, provided by the FCM.

      FMR has granted investment management authority to sub-advisors (see the section entitled "Sub-advisors"), that sub-advisor is authorized to provide the services described in the sub-advisory agreement, and will do so in accordance with the policies described in this section.

      Purchases and sales of securities on a securities exchange are effected through brokers who charge a commission for their services.

      Securities may be purchased from underwriters at prices that include underwriting fees.

      Ordinarily commissions are not charged on OTC orders because the Fund pays a spread which is included in the cost of the security, and is the difference between the dealer's cost and the cost to the Fund.

When the Fund executes an OTC order with an electronic communications network, an alternative trading system, or a non-market maker, a commission is charged because there is no spread on the trade.

      Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

      Futures transactions are executed and cleared through (FCMs) who receive commissions for their services.

      The Fund may execute portfolio transactions with brokers or dealers that provide products and services. These products and services may include: economic, industry, or company research reports or investment recommendations; subscriptions to financial publications or research data compilations; compilations of securities prices, earnings, dividends, and similar data; computerized databases; quotation equipment and services; research or analytical computer software and services; products or services that assist in effecting transactions, including services of third-party computer systems developers directly related to research and brokerage activities; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The receipt of these products and services has not reduced FMR's normal research activities in providing investment advice to the Fund. FMR's expenses could be increased, however, if it attempted to generate these additional products and services through its own efforts.

      Certain of the products and services FMR receives from brokers or dealers are furnished by brokers or dealers on their own initiative, either in connection with a particular transaction or as part of their overall services. In addition, FMR may request a broker or dealer to provide a specific proprietary or third-party product or service. While FMR takes into account the products and services provided by a broker or dealer in determining whether commissions are reasonable, neither FMR nor the Fund incurs an obligation to the broker, dealer, or third party to pay for any product or service (or portion thereof) by generating a certain amount of commissions or otherwise.

      Brokers or dealers that execute transactions for the Fund may receive commissions that are in excess of the amount of commissions that other brokers or dealers might have charged, in recognition of the products and services they have provided. Before causing the Fund to pay such higher commissions, FMR will make a good faith determination that the commissions are reasonable in relation to the value of the products and services provided viewed in terms of the particular transaction for the Fund or FMR's overall responsibilities to the Fund or other investment companies and investment accounts. Typically, these products and services assist FMR or its affiliates in terms of its overall investment responsibilities to the Fund and other investment companies and investment accounts; however, each product or service received may not benefit the Fund.

      FMR may take into account and allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of other Fidelity funds and to use the research services of brokerage and other frims that have provided such assistance. FMR may place trades with certain brokers with which it is under common control, including National Financial Services LLC and Fidelity Brokerage Services (Japan) LLC, provided it determines that these affiliates' products, services, and costs are comparable to those of non-affiliated, qualified brokerage firms. FMR may also place trades with REDIBook ECN LLC (REDIBook) and Archipelago ECN (Archipelago), electronic communication networks (ECNs) in which a wholly-owned subsidiary of FMR Corp. has an equity ownership interest, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.

      FMR may allocate brokerage transactions to brokers or dealers (including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that Fund's expenses. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

      The Board of Directors periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the Fund and review the commissions paid by the Fund over representative periods of time to determine if they are reasonable in relation to the benefits to the Fund.

      The Board of Directors have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the Fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Fund could purchase in the underwritings.

      Each year the Board of Directors will review whether the recapture for the benefit of the Fund of some portion of the brokerage commissions or similar fees paid by the Fund on portfolio transactions is legally permissible and advisable. The Fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Directors intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the Fund to seek such recapture. To date no such recapture has been effected.

      Investment decisions for the Fund are made independently from those of other funds or investment accounts (including proprietary accounts) managed by FMR or its affiliates. The same security is often held in the portfolio of more than one of these funds or investment accounts. Simultaneous transactions are inevitable when several funds and investment accounts are managed by the same investment advisor, particularly when the same security is suitable for the investment objective of more than one fund or investment account.

      When two or more funds or investment accounts are simultaneously engaged in the purchase or sale of the same security, including a futures contract, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable to each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions and prices for the Fund. It is the current opinion of the Directors that the desirability of retaining FMR as investment advisor to the Fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

For the years ended December 31, 1999, 2000 and 2001, Class S shares of the Fund paid brokerage commissions of $2,227,639, $1,921,803 and $811,885, respectively. For the year ended December 31, 2001, the $626,351 (77% of the total brokerage commissions paid) resulted from orders placed consistent with the policy of obtaining the most favorable net results, with brokers and dealers who provided supplementary research, market and statistical information to the Fund or Advisor.

The total amount of brokerage transactions aggregated $1,423,322,521, of which $433,525,546 (30% of all brokerage transactions) were transactions which included research commissions.

The rate of total portfolio turnover of the Fund for years 2001 and 2000 was 70% and 74%, respectively.

Distributor

The Fund has an underwriting agreement with SEI Investments Distribution Co., One Freedom Valley Drive, Oaks, Pennsylvania 19456 (the "Distributor"), a Massachusetts business trust. This underwriting agreement dated [October 7, 2002] will remain in effect until , unless sooner terminated, and from year to year thereafter only if its continuance is approved annually by a majority of the Fund's Board of Directors who are non-interested persons of any such party and by vote of a majority of the Fund's Board of Directors or a majority of the outstanding voting securities of the Fund. The underwriting agreement was ratified by the Fund's Board of Directors on ______, 2002.

Under the underwriting agreement with the Distributor, the Fund is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Fund's registration statement and prospectuses and any amendments and supplements thereto; the registration and qualification of shares for sale in the various jurisdictions, including registering the Fund as a broker/dealer in various jurisdictions, as required; the fees and expenses of preparing, printing and mailing prospectuses (see below for expenses relating to prospectuses paid by the Distributor), notices, proxy statements, reports or other communications (including newsletters) to shareholders of the Fund; the cost of printing and mailing confirmations of purchases of shares and the prospectuses accompanying such confirmations; any issuance taxes or any initial transfer taxes; a portion of shareholder toll-free telephone charges and expenses of service representatives; the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes; and a portion of the cost of computer terminals used by both the Fund and the Distributor.

The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of the Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, a portion of the cost of toll-free telephone service and expenses of service representatives, a portion of the cost of computer terminals, and of any activity which is primarily intended to result in the sale of the Fund's shares.

As agent, the Distributor currently offers the Fund's shares on a continuous basis to investors in all states. The underwriting agreement provides that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged the investor. The Distributor has made no firm commitment to acquire shares of the Fund.

                             FUND SERVICE PROVIDERS

Transfer Agent and Shareholder Service Agent

Forum Shareholder Services, LLC, ("Service Corporation"), Two Portland Square, Portland, Maine 04101 is the transfer, dividend-paying and shareholder service agent for the Class S shares. The previous transfer agent and shareholder service agent was Scudder Service Corporation. For the year ended December 31, 1999, 2000 and 2001, the amount charged to the Class S shares by Scudder Service Corporation aggregated $516,599, $552,589 and $480,887, respectively.

Custodian

The Fund employs Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, as Custodian. Bank of Tokyo -- Mitsubishi, Limited is employed as Sub-Custodian. Brown Brothers attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by the Fund.

Administrator and Fund Accounting Agent

The Fund employs SEI Investments Mutual Funds Services as Administrator and Fund Accounting Agent.

Auditors

The financial highlights of the Fund included in the Fund's prospectus and the Financial Statements incorporated by reference in this Statement of Additional Information have been so included or incorporated by reference in reliance on the report of PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, independent accountants, given on the authority of that firm as experts in accounting and auditing. PricewaterhouseCoopers LLP audits the financial statements of the Fund and provides other audit, tax and related services.

Legal Counsel

The Fund employs Davis Polk and Wardwell,450 Lexington Avenue, New York, NY 10017, as the Fund's counsel.

                                   PERFORMANCE

From time to time, quotations of the Fund's performance may be included in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures will be computed separately for each class of shares of the Fund and may be calculated in the following manner:

Average Annual Total Return is the average annual compound rate of return for, where applicable, the periods of one year, five years, and ten years, all ended on the last day of a recent calendar quarter. Average annual total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total return is calculated by finding the average annual compound rates of return of a hypothetical investment over such periods, that would compare the initial amount to the ending redeemable value of such investment according to the following formula and (average annual total return is then expressed as a percentage):

                               T = (ERV/P)^1/n - 1

Where:

        T      =    average annual total return
        P      =    a hypothetical initial payment of $1,000
        n      =    Number of years
        ERV    =    Ending redeemable value: ERV is the value, at the end
                    of the applicable  period,  of a hypothetical  $1,000
                    payment made at the beginning of the applicable period

           Average Annual Total Returns (After Taxes on Distributions)

                                 P(1+T)^n = ATVD
Where:
         P         =       a hypothetical initial investment of $1,000
         T         =       average annual total return (after taxes on
                           distributions)
         n         =       number of years
         ATVD      =       ending value of a hypothetical $1,000 payment made
                           at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

Average Annual Total Returns (After Taxes on Distributions and Redemption)

                                 P(1+T)^n = ATVD
Where:
           P         =       a hypothetical initial investment of $1,000
           T         =       average annual total return (after taxes on
                             distributions and redemption)
           n         =       number of years
           ATVD      =       ending  value  of  a   hypothetical   $1,000
                             payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion), after taxes on fund distributions but not after taxes on redemptions

         Average Annual Total Return for periods ended December 31, 2001

                                   ONE YEAR       FIVE YEARS         TEN YEARS
                                   --------       ----------         ---------

Japan Fund -- Class S              -33.63%           2.46%              0.35%

As described above, average annual total return is based on historical earnings and is not intended to indicate future performance. Average annual total return for the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

In connection with communicating its average annual total return to current or prospective shareholders, the Fund also may compare these figures to the performance of other mutual funds tracked by mutual fund rating services or to unmanaged indices which may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Total Return

Total return is the rate of return on an investment for a specified period of time calculated by computing the cumulative rate of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

                                 T = (ERV/P) - 1

Where:

         T         =       Total Return
         P         =       a hypothetical initial investment of $1,000

         ERV       =       ending redeemable value: ERV is the value, at the end
                           of the applicable  period,  of a hypothetical  $1,000
                           investment made at the beginning of the applicable period

From time to time, in advertisements, sales literature, and reports to shareholders or prospective investors, figures relating to the growth in the total net assets of the fund apart from capital appreciation will be cited, as an update to the information in this section, including, but not limited to: net cash flow, net subscriptions, gross subscriptions, net asset growth, net account growth, and subscription rates. Capital appreciation generally will be covered by marketing literature as part of the Fund's and classes' performance data.

Quotations of the Fund's performance are based on historical earnings, show the performance of a hypothetical investment, and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's and class' expenses.

Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

The investment results of the Fund will tend to fluctuate over time, so that current distributions, total returns and capital change should not be considered representations of what an investment may earn in any future period. Actual distributions will tend to reflect changes in market yields, and will also depend upon the level of the Fund's expenses, realized investment gains and losses, and the results of the Fund's investment policies. Thus, at any point in time, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.

Quotations of the Fund's performance are based on historical earnings and are not intended to indicate future performance of the Fund. An investor's shares when redeemed may be worth more or less than their original cost. Performance of the Fund will vary based on changes in market conditions and the level of the Fund's expenses.

Comparison of non-standard performance data of various investments is valid only if such performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effect of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

Comparison of Fund Performance

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods of calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Fund with performance quoted with respect to other investment companies or types of investments.

In connection with communicating its performance to current or prospective shareholders, the Fund also may compare these figures to the performance of unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples include, but are not limited to the Dow Jones Industrial Average, the Consumer Price Index, Standard & Poor's 500 Composite Stock Price Index (S&P
500), the Nasdaq OTC Composite Index, the Nasdaq Industrials Index, the Russell 2000 Index, and statistics published by the Small Business Administration.

Because some or all of the Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Fund's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Fund. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance for any of the countries in which the Fund invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, this Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations such as, Investment Company Data, Inc. ("ICD"), Lipper Analytical Services, Inc. ("Lipper"), CDA Investment Technologies, Inc. ("CDA"), Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Fund will be compared to the appropriate fund category, that is, by Fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a Fund's risk. In addition, the Fund's performance may be compared to the performance of broad groups of comparable mutual funds. Unmanaged indices with which the Fund's performance may be compared include, but are not limited to, the following:

      The Europe/Australia/Far East (EAFE) Index
      International Finance Corporation's Latin America Investable Total Return Index
      Morgan Stanley Capital International World Index
      J.P. Morgan Global Traded Bond Index
      Salomon Brothers World Government Bond Index
      Nasdaq Composite Index
      Wilshire 5000 Stock Index

From time to time, in marketing and other fund literature, Directors and officers of the Fund, the

Fund's portfolio manager, or members of the portfolio management team may be depicted and quoted to give prospective and current shareholders a better sense of the outlook and approach of those who manage the Fund. In addition, the amount of assets that the Advisor has under management in various geographical areas may be quoted in advertising and marketing materials.

Fund Marketing and other Fund literature may include a description of the potential risks and rewards associated with an investment in the Fund. The description may compare the Fund to bank products, such as certificates of deposit. Unlike mutual funds, certificates of deposit are insured up to $100,000 by the U.S. Government and offer a fixed rate of return.

Because bank products guarantee the principal value of an investment and money market funds seek stability of principal, these investments are considered to be less risky than investments in either bond or equity funds, which may involve the loss of principal. However, all long-term investments, including investments in bank products, may be subject to inflation risk, which is the risk of erosion of the value of an investment as prices increase over a long time period. The risks/returns associated with an investment in bond or equity funds depend upon many factors. For bond Funds these factors include, but are not limited to, a Fund's overall investment objective, the average portfolio maturity, credit quality of the securities held, and interest rate movements. For equity funds, factors include a fund's overall investment objective, the types of equity securities held and the financial position of the issuers of the securities. The risks/returns associated with an investment in international bond or equity funds also will depend upon currency exchange rate fluctuation.

A risk/return spectrum generally will position the various investment categories in the following order: bank products, money market funds, bond funds and equity funds. Shorter-term bond funds generally are considered less risky and offer the potential for less return than longer-term bond funds. The same is true of domestic bond funds relative to international bond funds, and bond funds that purchase higher quality securities relative to bond Funds that purchase lower quality securities. Growth and income equity funds are generally considered to be less risky and offer the potential for less return than growth funds. In addition, international equity funds usually are considered more risky than domestic equity funds but generally offer the potential for greater return.

Risk/return spectrums also may depict Funds that invest in both domestic and foreign securities or a combination of bond and equity securities.

Evaluation of fund performance or other relevant statistical information made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about this Fund.

Taking a Global Approach

Many U.S. investors limit their holdings to U.S. securities because they assume that international or global investing is too risky. While there are risks connected with investing overseas, it's important to remember that no investment -- even in blue-chip domestic securities -- is entirely risk free. Looking outside U.S. borders, an investor today can find opportunities that mirror domestic investments -- everything from large, stable multinational companies to start-ups in emerging markets. To determine the level of risk with which you are comfortable, and the potential for reward you're seeking over the long term, you need to review the type of investment, the world markets, and your time horizon.

The United States is unusual in that it has a very broad economy that is well represented in the stock market. However, many countries around the world are not only undergoing a revolution in how their economies operate, but also in terms of the role their stock markets play in financing activities. There is vibrant change throughout the global economy and all of this represents potential investment opportunity.

Investing beyond the United States can open this world of opportunity, due partly to the dramatic shift in the balance of world markets. In 1970, the United States alone accounted for two-thirds of the value of the world's stock markets. Now, the situation is reversed -- only 35% of global stock market capitalization resides here. There are companies in Southeast Asia that are starting to dominate regional activity; there are companies in Europe that are expanding outside of their traditional markets and taking advantage of faster growth in Asia and Latin America; other companies throughout the world are getting out from under state control and restructuring; developing countries continue to open their doors to foreign investment.

Stocks in many foreign markets can be attractively priced. The global stock markets do not move in lock step. When the valuations in one market rise, there are other markets that are less expensive. There is also volatility within markets in that some sectors may be more expensive while others are depressed in valuation. A wider set of opportunities can help make it possible to find the best values available.

International or global investing offers diversification because the investment is not limited to a single country or economy. In fact, many experts agree that investment strategies that include both U.S. and non-U.S. investments strike the best balance between risk and reward.

                        PURCHASE AND REDEMPTION OF SHARES

Additional Information About Opening An Account

Clients having a regular investment counsel account with the Advisor or its affiliates and members of their immediate families, officers and employees of the Advisor or of any affiliated organization and their immediate families, members of the National Association of Securities Dealers, Inc. ("NASD") and banks may, if they prefer, subscribe initially for at least $2,500. The minimum initial purchase amount is less than $2,500 under certain special plan accounts.

Minimum Balances

Shareholders should maintain a share balance worth at least $2,500 ($1,000 for fiduciary accounts such as IRAs, and custodial accounts such as Uniform Gift to Minor Act (UGMA) and Uniform Trust to Minor Act

(UTMA) accounts), which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000 ($500 for fiduciary/custodial accounts), if an automatic investment plan (AIP) of $50/month is established. Group retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

o assess an annual $10 per Fund charge (paid to the Fund) for any non-fiduciary/custodial account without an AIP in place and a balance of less then $2,500; and

o redeem all shares in Fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Fiduciary (e.g., IRA or Roth IRA) and custodial accounts (e.g., UGMA or UTMA) with balances below $100 are subject to automatic redemption following 60 days' written notice to applicable shareholders.

Additional Information About Making Subsequent Investments

Subsequent purchase orders for $10,000 or more and for an amount not greater than four times the value of the shareholder's account may be placed by telephone, fax, etc. by established shareholders Orders placed in this manner may be directed to any office of the Distributor listed in the Fund's prospectus. A confirmation of the purchase will be mailed out promptly following receipt of a request to buy. Federal regulations require that payment be received within three (3) business days. If payment is not received within that time, the order is subject to cancellation. In the event of such cancellation or cancellation at the purchaser's request, the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Net losses on such transactions that are not recovered from the purchaser will be absorbed by the principal underwriter. Any net profit on the liquidation of unpaid shares will accrue to the Fund.

Checks

A certified check is not necessary, but checks for $100 or more are accepted subject to collection at full face value in United States funds and must be drawn on, or payable through, a United States bank.

If shares of the Fund are purchased by a check that proves to be uncollectible, the Fund reserves the right to cancel the purchase immediately and the purchaser will be responsible for any loss incurred by the Fund or the principal underwriter by reason of such cancellation. If the purchaser is a shareholder, the Fund shall have the authority, as agent of the shareholder, to redeem shares in the account to reimburse the Fund or the principal underwriter for the loss incurred. Investors whose orders have been canceled may be prohibited from or restricted in placing future orders in the Fund.

Wire Transfer of Federal Funds

To obtain the net asset value determined as of the close of regular trading on the Exchange on a selected day, your bank must forward federal funds by wire transfer and provide the required account information so as to be available to the Fund prior to the close of regular trading on the Exchange (normally 4 p.m. eastern time).

The bank sending an investor's federal funds by bank wire may charge for the service. Presently, the Distributor pays a fee for receipt by the Brown Brothers Harriman & Company (the "Custodian") of "wired Funds," but the right to charge investors for this service is reserved.

Boston banks are closed on certain holidays that the Exchange may be open. These holidays include Columbus Day (the 2nd Monday in October) and Veterans' Day (November 11). Investors are not able to purchase shares by wiring federal funds on such holidays because the Custodian is not open to receive such federal funds on behalf of the Fund.

Share Price

Purchases will be filled without sales charge at the net asset value per share next computed after receipt of the application in good order. Net asset value normally will be computed for each class as of the close of regular trading on each day during which the Exchange is open for trading. Orders received after the close of regular trading on the Exchange will be executed at the next day's net asset value. If the order has been placed by a member of the NASD, other than the Distributor, it is the responsibility of the member broker, rather than the Fund, to forward the purchase order to the Transfer Agent by the close of regular trading on the Exchange.

Share Certificates

Due to the desire of Fund management to afford ease of redemption, certificates will not be issued to indicate ownership in the Fund. Share certificates now in a shareholder's possession may be sent to the Transfer Agent for cancellation and credit to such shareholder's account. Shareholders who prefer may hold the certificates in their possession until they wish to exchange or redeem such shares.

Other Information

The Fund has authorized certain members of the NASD other than the Distributor to accept purchase and redemption orders for the Fund's shares. Those brokers may also designate other parties to accept purchase and redemption orders on the Fund's behalf. Orders for purchase or redemption will be deemed to have been received by the Fund when such brokers or their authorized designees accept the orders. Subject to the terms of the contract between the Fund and the broker, ordinarily orders will be priced at the Fund's net asset value next computed after acceptance by such brokers or their authorized designees. Further, if purchases or redemptions of the Fund's shares are arranged and settlement is made at an investor's election through any other authorized NASD member, that member may, at its discretion, charge a fee for that service. The Board of Directors and the Distributor, also the Fund's principal underwriter, each has the right to limit the amount of purchases by, and to refuse to sell to, any person. The Board of Directors and the Distributor may suspend or terminate the offering of shares of the Fund at any time for any reason.

The Tax Identification Number section of the application must be completed when opening an account. Applications and purchase orders without a correct certified Tax Identification Number and certain other certified information (e.g., from exempt organizations, certification of exempt status) will be returned to the investor. The Fund reserves the right, following 30 days' notice, to redeem all shares in accounts without a correct certified Social Security or Tax Identification Number. A shareholder may avoid involuntary redemption by providing the Fund with a Tax Identification Number during the 30-day notice period.

The Fund may issue shares at net asset value in connection with any merger or consolidation with, or acquisition of the assets of, any investment company or personal holding company, subject to the requirements of the 1940 Act.

Special Redemption and Exchange Information

In general, Class S shares of the Fund may be redeemed at net asset value. However, Class S shares of the Fund held for less than six months are redeemable at a price equal to 98% of the then current net asset value per share. This 2% discount, referred to in the prospectus and this statement of additional information as a redemption fee, directly affects the amount a shareholder who is subject to the discount receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to avoid transaction and other expenses caused by early redemptions and to facilitate portfolio management. The fee is not a deferred sales charge, is not a commission paid to the Advisor or its subsidiaries, and does not benefit the Advisor in any way. The Fund reserves the right to modify the terms of or terminate this fee at any time.

The redemption discount will not be applied to (a) a redemption of Class S shares of the Fund outstanding for six months or more, (b) shares purchased through certain retirement plans, including 401(k) plans, 403(b) plans, 457 plans, Keogh accounts, and Profit Sharing and Money Purchase Pension Plans, (c) a redemption of reinvestment shares (i.e., shares purchased through the reinvestment of dividends or capital gains distributions paid by the Fund), (d) a redemption of shares due to the death of the registered shareholder of a Fund account, or, due to the death of all registered shareholders of a Fund account with more than one registered shareholder, (i.e., joint tenant account)of appropriate written instructions and documentation satisfactory to (e) a redemption of shares by the Fund upon exercise of its right to liquidate accounts (i) falling below the minimum account size by reason of shareholder redemptions or (ii) when the shareholder has failed to provide tax identification information, and (f) shares purchased by accounts opened pursuant to certain types of "WRAP" fee investment programs However, if shares are purchased for a retirement plan account through a broker, financial institution or recordkeeper maintaining an omnibus account for the shares, such waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.). In addition, this waiver does not apply to IRA and SEP-IRA accounts. For this purpose and without regard to the shares actually redeemed, shares will be treated as redeemed as follows: first, reinvestment shares; second, purchased shares held six months or more; and third, purchased shares held for less than six months. Finally, if a redeeming shareholder acquires Fund shares through a transfer from another shareholder, applicability of the discount, if any, will be determined by reference to the date the shares were originally purchased, and not from the date of transfer between shareholders.

Redemption by Telephone

Shareholders currently receive the right automatically, without having to elect it, to redeem by telephone up to $100,000 to their address of record. In order to request redemptions by telephone, shareholders must have completed and returned to the Transfer Agent the application, including the designation of a bank account to which the redemption proceeds are to be sent.

(a) NEW INVESTORS wishing to establish telephone redemption to a predesignated bank account must complete the appropriate section on the application.

(b) EXISTING SHAREHOLDERS IRA, who wish to establish telephone redemption to a predesignated bank account or who want to change the bank account previously designated to receive redemption proceeds should either return a Telephone Redemption Option Form (available upon request) or send a letter identifying the account and specifying the exact information to be changed. The letter must be signed exactly as the shareholder's name(s) appears on the account. A signature and a signature guarantee are required for each person in whose name the account is registered.

Telephone redemption is not available with respect to shares represented by share certificates.

If a request for redemption to a shareholder's bank account is made by telephone or fax, payment will be made by Federal Reserve Bank wire to the bank account designated on the application, unless a request is made that the redemption check be mailed to the designated bank account.

      Note: Investors designating a savings bank to receive their telephone redemption proceeds are advised that if the savings bank is not a participant in the Federal Reserve System, redemption proceeds must be wired through a commercial bank which is a correspondent of the savings bank. As this may delay receipt by the shareholder's account, it is suggested that investors wishing to use a savings bank discuss wire procedures with their bank and submit any special wire transfer information with the telephone redemption authorization. If appropriate wire information is not supplied, redemption proceeds will be mailed to the designated bank.

The Fund employs procedures, including recording telephone calls, testing a caller's identity, and sending written confirmation of telephone transactions, designed to give reasonable assurance that instructions communicated by telephone are genuine, and to discourage fraud. To the extent that the Fund does not follow such procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions. The Fund will not be liable for acting upon instructions communicated by telephone that it reasonably believes to be genuine.

Redemption requests by telephone (technically a repurchase by agreement between the Fund and the shareholder) of shares purchased by check will not be accepted for seven (7) business days following their purchase.

Redemption by Mail or Fax

Any existing share certificates representing shares being redeemed must accompany a request for redemption and be duly endorsed or accompanied by a proper stock assignment form with signature(s) guaranteed as explained in the Fund's prospectus.

In order to ensure proper authorization before redeeming shares, the transfer agent may request additional documents such as, but not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waivers of tax required in some states when settling estates.

It is suggested that shareholders holding shares registered in other than individual names contact the Fund's transfer agent prior to redemptions to ensure that all necessary documents accompany the request. When shares are held in the name of a corporation, trust, fiduciary or partnership, the transfer agent requires, in addition to the stock power, certified evidence of authority to sign. These procedures are for the protection of shareholders and should be followed to ensure prompt payment. Redemption requests must not be conditional as to date or price of the redemption. Proceeds of a redemption will be sent within seven (7) business days after receipt of a request for redemption that complies with the above requirements. Delays of more than seven (7) days of payment for shares tendered for repurchase or redemption may result but only until the purchase check has cleared.

The requirements for the IRA redemptions are different from those for regular accounts. For more information call 1-800-_____.

Redemption-in-Kind

In the event the Fund's management determines that substantial distributions of cash would have an adverse effect on the Fund's remaining shareholders, the Fund reserves the right to honor any request for redemption or repurchase order by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund's net asset value. The Fund has elected, however, to be governed by Rule 18f-1 under the 1940 Act as a result of which the Fund is obligated to redeem shares, with respect to any one shareholder during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. The tax consequences to a redeeming shareholder are the same whether the shareholder receives cash or securities in payment for his shares.

If redemption payment is made in portfolio securities, the redeeming shareholder will incur brokerage commissions and Japanese sales taxes in converting those securities into cash. In addition, the conversion of securities into cash may expose the shareholder to stock market risk and currency exchange risk.

If a shareholder receives portfolio securities upon redemption of his Fund shares, he may request that such securities either (1) be delivered to him or his designated agent or (2) be liquidated on his behalf and the proceeds of such liquidation (net of any brokerage commissions and Japanese sales taxes) remitted to him.

Other Information

All redemption requests must be directed to the Fund's Transfer Agent. Redemption requests that are delivered to the Fund rather than to the Fund's Transfer Agent will be forwarded to the Transfer Agent, and processed at the next calculated NAV after receipt by the Transfer Agent.

The value of shares redeemed or repurchased may be more or less than the shareholder's cost depending on the net asset value at the time of redemption or repurchase. The Fund does not impose a redemption or repurchase charge. Redemption of shares may result in tax consequences (gain or loss) to the shareholder and the proceeds of such redemptions may be subject to backup withholding. (See "Dividends, Capital Gains and Taxes")

Shareholders who wish to redeem shares from Special Plan Accounts should contact the employer, trustee or custodian of the Plan for the requirements.

Dividend and Capital Gain Distribution Options

Investors have freedom to choose whether to receive cash or to reinvest any dividends from net investment income or distributions from realized capital gains in additional shares of a Fund. A change of instructions for the method of payment must be received by the Transfer Agent in writing at least five days prior to a dividend record date. Shareholders may change their dividend option either by calling 1-800-225-5163 for Class S or by sending written instructions to the Transfer Agent. Please include your account number with your written request.

Reinvestment is usually made at the closing net asset value determined on the business day following the record date. Investors may leave standing instructions with the Transfer Agent designating their option for either reinvestment or cash distribution of any income dividends or capital gains distributions. If no election is made, dividends and distributions will be invested in additional shares of a fund.

Investors may also have dividends and distributions automatically deposited to their predesignated bank account. Shareholders who elect to participate in the Direct Distributions Program, and whose predesignated checking account of record is with a member bank of the Automated Clearing House Network (ACH) can have income and capital gain distributions automatically deposited to their personal bank account usually within three business days after a fund pays its distribution. A Direct Distributions request form can be obtained by calling 1-800-225-5163 for Class S. Confirmation Statements will be mailed to shareholders as notification that distributions have been deposited.

Investors choosing to participate in the Fund's Automatic Withdrawal Plan must reinvest any dividends or capital gains. For most retirement plan accounts, the reinvestment of dividends and capital gains is also required.

Reports to Shareholders

The Trust issues shareholders unaudited semiannual financial statements and annual financial statements audited by independent accountants, including a list of investments held and statements of assets and liabilities, operations, changes in net assets and financial highlights.

Transaction Summaries

Annual summaries of all transactions in each fund account are available to shareholders. The summaries may be obtained by calling 1-800-225-5163.

Special Plan Accounts

Detailed information on the investment plan, including the applicable charges, minimum investment requirements and disclosures made pursuant to Internal Revenue Service (the "IRS") requirements, may be obtained by contacting Forum Shareholder Services, LLC, ("Service Corporation"), Two Portland Square, Portland, Maine 04101 or by calling toll free, 1-800-___-___. The discussions of the plans below describe only certain aspects of the federal income tax treatment of the plan. The state tax treatment may be different and may vary from state to state. It is advisable for an investor considering the Funding of the investment plans described below to consult with an attorney or other investment or tax adviser with respect to the suitability requirements and tax aspects thereof.

Shares of the Fund may also be a permitted investment under profit sharing and pension plans and IRAs other than those offered by the Fund's distributor depending on the provisions of the relevant plan or IRA.

None of the plans assures a profit or guarantees protection against depreciation, especially in declining markets.

401(k): Cash or Deferred Profit-Sharing Plan for Corporations and Self-Employed Individuals

Shares of the Fund may be purchased as the investment medium under a plan in the form of a 401(k) Plan adopted by a corporation, a self-employed individual or a group of self-employed individuals (including sole proprietors and partnerships), or other qualifying organization. This plan has been approved as a prototype by the IRS.

IRA: Individual Retirement Account

Shares of the Fund may be purchased as the underlying investment for an Individual Retirement Account which meets the requirements of Section 408(a) of the Internal Revenue Code.

A single individual who is not an active participant in an employer-maintained retirement plan, a simplified employee pension plan, or a tax-deferred annuity program (a "qualified plan"), and a married individual who is not an active participant in a qualified plan and whose spouse is also not an active participant in a qualified plan, are eligible to make tax deductible contributions to an IRA of up to the maximum contribution amount described below for each year prior to the year such individual attains age 70 1/2. In addition, certain individuals who are active participants in qualified plans (or who have spouses who are active participants) are also eligible to make tax-deductible contributions to an IRA; the annual amount, if any, of the contribution which such an individual will be eligible to deduct will be determined by the amount of his, her, or their adjusted gross income for the year. Whenever the adjusted gross income limitation prohibits an individual from contributing what would otherwise be the maximum tax-deductible contribution he or she could make, the individual will be eligible to contribute the difference to an IRA in the form of nondeductible contributions.

An eligible individual may contribute up to the maximum contribution amount of qualified income (earned income or, under certain circumstances, alimony) to an IRA each year (up to the maximum contribution amount per individual for married couples, even if only one spouse has earned income). The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008. After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005.

Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. All income and capital gains derived from IRA investments are reinvested and compound tax-deferred until distributed. Such tax-deferred compounding can lead to substantial retirement savings.

The table below shows how much individuals would accumulate in a fully tax-deductible IRA by age 65 (before any distributions) if they contribute $2,000 at the beginning of each year, assuming average annual returns of 5, 10, and 15%. (At withdrawal, accumulations in this table will be taxable.)

                             Value of IRA at Age 65
                 Assuming $2,000 Deductible Annual Contribution

------------- -------------------- --------------------- --------------------
  STARTING                         ANNUAL RATE OF RETURN
   AGE OF     ---------------------------------------------------------------
CONTRIBUTIONS          5%                   10%                  15%
------------- -------------------- --------------------- --------------------

     25             $253,680             $973,704            $4,091,908
     35              139,522              361,887               999,914
     45               69,439              126,005               235,620
     55               26,414               35,062                46,699

This next table shows how much individuals would accumulate in non-IRA accounts by age 65 if they start with $2,000 in pretax earned income at the beginning of each year (which is $1,380 after taxes are paid), assuming average annual returns of 5, 10 and 15%. (At withdrawal, a portion of the accumulation in this table will be taxable.)

                          Value of a Non-IRA Account at
                   Age 65 Assuming $1,380 Annual Contributions
       (post tax, $2,000 pretax) and a 30% Tax Bracket (for 2002 and 2003)

------------- -------------------- --------------------- --------------------
  STARTING                         ANNUAL RATE OF RETURN
   AGE OF     ---------------------------------------------------------------
CONTRIBUTIONS          5%                   10%                  15%
------------- -------------------- --------------------- --------------------

     25             $119,318              $287,021             $741,431
     35               73,094               136,868              267,697
     45               40,166                59,821               90,764
     55               16,709                20,286               24,681

Roth IRA: Individual Retirement Account

Shares of a Fund may be purchased as the underlying investment for a Roth Individual Retirement Account which meets the requirements of Section 408A of the Internal Revenue Code. A single individual earning below $95,000 can contribute up to the maximum contribution amount per year to a Roth IRA. The maximum contribution amount (whether deductible or nondeductible) permitted to be made to an IRA is $2000 for the 2001 year, and is increased to $3,000 for 2002 through 2004, to $4,000 for 2005 through 2007, and to $5,000 for 2008.

After 2008, the maximum contribution amount will be adjusted to reflect increases in the cost of living. In addition, for 2002 through 2005, individuals who are age 50 or older will be permitted to make additional "catch-up" contributions of $500 in each of those years, increasing to $1,000 for years after 2005. Further, a temporary nonrefundable income tax credit of up to $1,000 may be available for certain individuals with low and middle incomes for 2002 through 2006. The maximum contribution amount diminishes and gradually falls to zero for single filers with adjusted gross incomes ranging from $95,000 to $110,000. Married couples earning less than $150,000 combined, and filing jointly, can each contribute the full maximum contribution amount each year (for example, in 2001 each spouse could contribute $2,000 to his or her IRA, for aggregate IRA contributions of $4,000). The maximum contribution amount for married couples filing jointly phases out from $150,000 to $160,000.

An eligible individual can contribute money to a traditional IRA and a Roth IRA as long as the total contribution to all IRAs does not exceed the maximum contribution amount. No tax deduction is allowed under Section 219 of the Internal Revenue Code for contributions to a Roth IRA. Contributions to a Roth IRA may be made even after the individual for whom the account is maintained has attained age 70 1/2.

All income and capital gains derived from Roth IRA investments are reinvested and compounded tax-free. Such tax-free compounding can lead to substantial retirement savings. No distributions are required to be taken prior to the death of the original account holder. If a Roth IRA has been established for a minimum of five years, distributions can be taken tax-free after reaching age 59 1/2, for a first-time home purchase ($10,000 maximum, one-time use) or upon death or disability. All other distributions of earnings from a Roth IRA are taxable and subject to a 10% tax penalty unless an exception applies. Exceptions to the 10% penalty include: disability, certain medical expenses, the purchase of health insurance for an unemployed individual and qualified higher education expenses.

An individual with an income of $100,000 or less (who is not married filing separately) can roll his or her existing IRA into a Roth IRA. However, the individual must pay taxes on the taxable amount in his or her traditional IRA. Individuals who completed the rollover in 1998 were allowed to spread the tax payments over a four-year period. Since 1998, all taxes on such a rollover have had to be paid in the tax year in which the rollover is made.

403(b) Plan

Shares of the Fund may also be purchased as the underlying investment for tax sheltered annuity plans under the provisions of Section 403(b)(7) of the Internal Revenue Code. In general, employees of tax-exempt organizations described in Section 501(c)(3) of the Internal Revenue Code (such as hospitals, churches, religious, scientific, or literary organizations and educational institutions) or a public school system are eligible to participate in a 403(b) plan.

Automatic Withdrawal Plan

Non-retirement plan shareholders may establish an Automatic Withdrawal Plan to receive monthly, quarterly or periodic redemptions from his or her account for any designated amount of $50 or more. Shareholders may designate which day they want the automatic withdrawal to be processed. The check amounts may be based on the redemption of a fixed dollar amount, fixed share amount, percent of account value or declining balance. The Plan provides for income dividends and capital gains distributions, if any, to be reinvested in additional shares. Shares are then liquidated as necessary to provide for withdrawal payments. Since the withdrawals are in amounts selected by the investor and have no relationship to yield or income, payments received cannot be considered as yield or income on the investment and the resulting liquidations may deplete or possibly extinguish the initial investment, and any reinvested dividends and capital gains distributions. Requests for increases in withdrawal amounts or to change payee must be submitted in writing, signed exactly as the account is registered and contain signature guarantee(s) as described under "Transaction information -- Redeeming shares -- Signature guarantees" in the Fund's prospectus. Any such requests must be received by the Fund's transfer agent 10 days prior to the date of the first automatic withdrawal. An Automatic Withdrawal Plan may be terminated at any time by the shareholder, the Fund, or its agent on written notice, and will be terminated when all shares of the Fund under the Plan have been liquidated or upon receipt by the Fund of notice of death of the shareholder.

An Automatic Withdrawal Plan request form can be obtained by calling 1-800-____.

Automatic Investment Plan

Shareholders may arrange to make periodic investments through automatic deductions from checking accounts by completing the appropriate form and providing the necessary documentation to establish this service. The minimum investment is $50.

The Automatic Investment Plan involves an investment strategy called dollar cost averaging. Dollar cost averaging is a method of investing whereby a specific dollar amount is invested at regular intervals. By investing the same dollar amount each period, when shares are priced low the investor will purchase more shares than when the share price is higher. Over a period of time this investment approach may allow the investor to reduce the average price of the shares purchased. However, this investment approach does not assure a profit or protect against loss. This type of regular investment program may be suitable for various investment goals such as, but not limited to, college planning or saving for a home.

Uniform Transfers/Gifts to Minors Act

Grandparents, parents or other donors may set up custodian accounts for minors. The minimum initial investment is $1,000 unless the donor agrees to continue to make regular share purchases for the account through Automatic Investment Plan
(AIP). In this case, the minimum initial investment is $500.

The Fund reserves the right, after notice has been given to the shareholder and custodian, to redeem and close a shareholder's account in the event that regular investments to the account cease before the $1,000 minimum is reached.

                       DIVIDENDS, CAPITAL GAINS AND TAXES

The Fund intends to follow the practice of distributing substantially all of net investment company taxable income as well as the entire excess of net realized long-term capital gains over net realized short-term capital losses.

The Fund intends to distribute any dividends from its net investment income and net realized capital gains after utilization of capital loss carryforwards, if any, in December to prevent application of a federal excise tax. An additional distribution may be made within three months of the Fund's year end, if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in any such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year declared. If a shareholder has elected to reinvest any dividends and/or other distributions, such distributions will be made in additional shares of the Fund and confirmations will be mailed to each shareholder. If a shareholder has chosen to receive cash, a check will be sent. The Fund will reinvest dividend checks (and future dividends) and shares of the same Fund and class if checks are returned as undeliverable.

United States Federal Income Taxation

The following is a general discussion of certain U.S. federal income tax consequences relating to the status of the Fund and to the tax treatment of distributions by the Fund to shareholders. This discussion is based on the Code, Treasury Regulations, Revenue Rulings and judicial decisions as of the date hereof, all of which may be changed either retroactively or prospectively. This discussion does not address all aspects of U.S. federal income taxation that may be relevant to shareholders in light of their particular circumstances or to shareholders subject to special treatment under U.S. federal income tax laws (e.g., certain financial institutions, insurance companies, dealers in stock or securities, tax-Exempt organizations, persons who have entered into hedging transactions with respect to shares of the Fund, persons who borrow in order to acquire shares, and certain foreign taxpayers).

Prospective shareholders should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

The Fund and its Investments. The Fund intends to qualify for and elect the special tax treatment applicable to "regulated investment companies" under Sections 851-855 of the Code.

To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Fund's taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than U.S. Government securities or securities of other regulated investment companies) or in any issuers of the same industry that are controlled by the Fund. The Fund anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in stock and securities.

Qualification and election as a "regulated investment company" involve no supervision of investment policy or management by any government agency. As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net investment income and net long-term and short-term capital gains, if any, that it distributes to its shareholders, provided that at least 90% of its "investment company taxable income" (determined without regard to the deduction for dividends paid) is distributed or deemed distributed. The Fund will generally be subject to tax at regular U.S. federal corporate income tax rates on any income or gains which are not treated as distributed and, under certain circumstances, in respect of investments in passive foreign investment companies as described below. Furthermore, the Fund will also be subject to a U.S. federal corporate income tax with respect to distributed amounts in any year that it fails to qualify as a regulated investment company or fails to meet the applicable distribution requirement. Although all or a portion of the Fund's taxable income (including any net capital gains) for a calendar year may be distributed in January of the following year, such a distribution may be treated for U.S. federal income tax purposes as having been received by shareholders during the calendar year. In addition, the Fund intends to make sufficient distributions in a timely manner in order to ensure that it will not be subject to the 4% U.S. federal excise tax on certain undistributed income of regulated investment companies.

The Fund generally intends to distribute all of its net investment income, net short-term capital gains and net long-term capital gains (which consist of net long-term capital gains in excess of net short-term capital losses) in a timely manner. If any net capital gains are retained by the Fund for reinvestment, requiring federal income taxes to be paid thereon by the Fund, the Fund will elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains, will be able to claim his share of U.S. federal income taxes paid by the Fund on such gains as a credit or refund against his own U.S. federal income tax liability and will be entitled to increase the adjusted tax basis of his Fund shares by the difference between his pro rata share of such gains and the related credit or refund.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund's earnings and profits, and would be eligible for the dividends-received deduction in the case of corporate shareholders.

The Fund may invest in shares of certain foreign corporations that may be classified under the Code as passive foreign investment companies ("PFICs"). If the Fund received a so-called "excess distribution" with respect to PFIC stock, the Fund itself might be subject to a tax on a portion of the excess distribution. Certain distributions from a PFIC as well as gains from the sale of the PFIC shares are treated as "excess distributions." In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund would be subject to tax on the portion, if any, of an excess distribution that is allocated to prior Fund taxable years and an interest factor would be added to the tax, as if the tax had been payable in such prior taxable years. Excess distributions allocated to the current taxable year would be characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gain.

The Fund may make an election to mark to market its shares of PFICs in lieu of being subject to the general rules applicable to PPIC shareholders. At the end of each taxable year to which the election applies, the Fund would report as ordinary income the amount by which the fair market value of the foreign company's stock exceeds the Fund's adjusted basis in these shares. If the Fund's adjusted basis in the shares of a PFIC exceeds the shares' fair market value at the end of a taxable year, the Fund would be entitled to a deduction equal to the lesser of (a) this excess and (b) the Funds previous income inclusions in respect of such stock under the mark-to-market rules that have not been offset by such deductions. The effect of the election would be to treat excess distributions and gain on dispositions as ordinary income that is not subject to a Fund level tax when distributed by the Fund as a dividend. Alternatively, the Fund may elect to include as income and gain its share of the ordinary earnings and net capital gain of certain foreign investment companies in lieu of being taxed in the manner described above.

At December 31, 2001 the Fund had a net tax basis capital loss carry forward of approximately $84,101,000 which may be applied against any realized net taxable capital gain of each succeeding year until fully utilized or until December 31, 2009, whichever occurs first. In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $12,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund's ability to make sufficient distributions to satisfy the 90% and excise tax distribution requirements.

The Fund's transactions in foreign currencies, forward contracts, options, and futures contracts

(including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund or defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to "mark-to-market" certain types of the positions in its portfolio (i.e., treat them as if they were sold), and (b) may cause the Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund intends to monitor these transactions and to make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment and will generally attempt to mitigate any adverse effects of these rules in order to minimize or eliminate its tax liabilities and to prevent disqualification of the Fund as a regulated investment company.

Distributions. Distributions to shareholders of the Fund's net investment income and distributions of net short-term capital gains will be taxable as ordinary income to shareholders. Generally, dividends paid by the Fund will not qualify for the dividends-received deduction available to corporations, because the Fund's income generally will not consist of dividends paid by U.S. corporations. Distributions of the Fund's net capital gains (designated as capital gain dividends by the Fund) will be taxable to shareholders as long-term capital gains, regardless of the length of time the shares have been held by a shareholder and are not eligible for the dividends-received deduction. The Fund will designate the portions of any capital gains dividend that are taxable at a rate of 20% in the hands of individuals and other non-corporate shareholders. Distributions in excess of the Fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of a shareholder's adjusted basis in his shares of the Fund, and as a capital gain thereafter (if the shareholder held his shares of the Fund as capital assets).

Shareholders electing to receive distributions in the form of additional shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date.

All distributions of net investment income and net capital gains, whether received in shares or in cash, must be reported by each shareholder on his U.S. federal income tax return. A distribution will be treated as paid during a calendar year if it is declared by the Fund in October, November or December of the year to holders of record in such a month and paid by January 31 of the following year. Such distributions will be taxable to shareholders as if received on December 31 of such prior year, rather than in the year in which the distributions are actually received.

Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at the time includes the amount of the forthcoming distribution, the distribution will nevertheless be taxable to them.

Sale or Redemption of Shares. A shareholder may recognize a taxable gain or loss if the shareholder sells or redeems his shares. A shareholder will generally be subject to taxation based on the difference between his adjusted tax basis in the shares sold or redeemed and the value of the cash or other property received by him in payment therefor.

A shareholder who receives securities upon redeeming his shares will have a tax basis in such securities equal to their fair market value on the redemption date. A shareholder who subsequently sells any securities received pursuant to a redemption will recognize taxable gain or loss to the extent that the proceeds from such sale are greater or less than his tax basis in such securities.

Any gain or loss arising from the sale or redemption of shares will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will generally be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Long-term capital gains recognized by individuals and other non-corporate shareholders on a sale or redemption of shares will be taxed at the rate of 20% if the shareholder's period for the shares is more than 12 months. Any loss realized on a sale or redemption will be disallowed to the extent the shares disposed of are replaced with substantially identical shares within a period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss arising from the sale or redemption of shares held for six months or less will be treated for U.S. federal tax purposes as a long-term capital loss to the extent of any amount of capital gain dividends received by the shareholder with respect to such shares. For purposes of determining whether shares have been held for six months or less, a shareholder's holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales. It is unclear how capital losses that are treated as long-term under this rule offset gains taxable at the rate of 20% in the hands of individuals and other non-corporate shareholders.

Foreign Taxes. As set forth below under "Japanese Taxation," it is expected that certain income of the Fund will be subject to Japanese withholding taxes. If the Fund is liable for foreign income taxes, including such Japanese withholding taxes, the Fund expects to meet the requirements of the Code for "passing-through" to its shareholders the foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund's total assets at the close of the taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the Internal Revenue Service to "pass-through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election a shareholder will: (a) include in gross income (in addition to taxable dividends actually received) the shareholder's pro rata share of the foreign income taxes paid by the Fund; (b) treat the shareholder's pro rata share of such foreign income taxes as having been paid by the shareholder; and
(c) subject to certain limitations, be entitled either to deduct the shareholder's pro rata share of such foreign income taxes in computing the shareholder's taxable income or to use it as a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A shareholder's election to deduct rather than credit such foreign taxes may increase the shareholder's alternative minimum tax liability, if applicable. Shortly after any year for which it makes such an election, the Fund will report to its shareholders, in writing, the amount per share of such foreign tax that must be included in each shareholder's gross income and the amount which will be available for deduction or credit.

Generally, a credit for foreign income taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total foreign source taxable income. For this purpose, the portion of dividends and distributions paid by the Fund from its foreign source income will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source "passive income," such as the portion of dividends received from the Fund that qualifies as foreign source income. Because of these limitations, a shareholder may be unable to claim a credit for the full amount of the shareholder's proportionate share of the foreign income taxes paid by the Fund. A shareholder's ability to claim a credit for foreign taxes paid by the Fund may also be limited by applicable period requirements.

If the Fund does not make the election, any foreign taxes paid or accrued will represent an expense to the Fund, which will reduce its net investment income. Absent this election, shareholders will not be able to claim either a credit or deduction for their pro rata portion of such taxes paid by the Fund, nor will shareholders be required to treat the amounts distributed to them as part of their pro rata portion of such taxes paid.

Backup Withholding. The Fund will be required to withhold U.S. federal income tax at the rates specified in the code on of all taxable distributions payable to shareholders who fail to provide the Fund with their correct Taxpayer Identification Number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. federal income tax liability.

Foreign Shareholders. A "Foreign Shareholder" is a person or entity that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership, or a nonresident fiduciary of a foreign estate or trust. If a distribution of the Fund's net investment income and net short-term capital gains to a Foreign Shareholder is not effectively connected with a U.S. trade or business carried on by the investor, such distribution will be subject to withholding tax at a 30% rate or such lower rate as may be specified by an applicable income tax treaty.

Foreign Shareholders may be subject to an increased U.S. federal income tax on their income resulting from the Fund's election (described above) to "pass-through" amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them.

A Foreign Shareholder generally will not be subject to U.S. federal income tax with respect to gain on the sale or redemption of shares of the Fund, distributions from the Fund of net long-term capital gains, or amounts retained by the Fund which are designated as undistributed capital gains unless the gain is effectively connected with a trade or business of such shareholder in the United States. In the case of a Foreign Shareholder who is a nonresident alien individual, however, gain arising from the sale or redemption of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. income tax at a rate of 30% if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain arising from the sale or redemption of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the shareholder in the United States or the shareholder has a "tax home" in the United States.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of investment in the Fund.

Notices. Shareholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions, and deemed distributions made by the Fund to its shareholder. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

Japanese Taxation

The operations of the Fund as described herein do not, in the opinion of Nagashima & Ohno, Japanese counsel for the Fund, involve the creation in Japan of a "permanent establishment" of the Fund by reason only of dealing in Japanese securities (whether or not such dealings are effected through securities firms or banks licensed in Japan) provided such dealings are conducted by the Fund from outside of Japan or by the Fund's independent agent acting in the ordinary course of its business in Japan, pursuant to the tax convention between the United States and Japan (the "Convention") as currently in force. Pursuant to the Convention, a Japanese withholding tax at the maximum rate of 15% is, with certain exceptions, imposed upon dividends paid by a Japanese corporation to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a maximum rate of 10%. In the opinion of Nagashima & Ohno, pursuant to the Convention, capital gains of the Fund arising from its investments as described herein are not taxable in Japan.

Generally, the Fund will be subject to the Japan securities transaction tax on its sale of certain securities in Japan. The current rates of such tax range from 0.03% to 0.30% depending upon the particular type of securities involved. Transactions involving equity securities are currently taxed at the highest rate.

                                 NET ASSET VALUE

The net asset value of shares of the Fund is computed as of the close of regular trading on the New York Stock Exchange (the "Exchange") on each day the Exchange is open for trading (the "Value Time"). The Exchange is scheduled to be closed on the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share is determined separately for each class of shares by dividing the value of the total assets of a Fund attributable to the shares of that class, less all liabilities attributable to that class, by the total number of shares of that class outstanding. The per share net asset value may be lower for certain classes of the Fund because of higher expenses borne by these classes.

An exchange-traded equity security is valued at its most recent sale price on the relevant exchange as of the Value Time. Lacking any sales, the security is valued at the calculated mean between the most recent bid quotation and the most recent asked quotation (the "Calculated Mean") on such exchange as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on such exchange as of the Value Time. An equity security which is traded on the Nasdaq Stock Market, Inc. ("Nasdaq") system or another over-the-counter ("OTC") market is valued at its most recent sale price on Nasdaq or such other OTC market as of the Value Time. Lacking any sales, the security is valued at the Calculated Mean on Nasdaq or such other OTC market as of the Value Time. If it is not possible to determine the Calculated Mean, the security is valued at the most recent bid quotation on Nasdaq or such other OTC market as of the Value Time. In the case of certain foreign exchanges, the closing price reported by the exchange (which may sometimes be referred to by the exchange or one or more pricing agents as the "official close" or the "official closing price" or other similar term) will be considered the most recent sale price. If a security is traded on more than one exchange, or upon one or more exchanges and in the OTC market, quotations are taken from the market in which the security is traded most extensively.

Debt securities are valued as follows. Money market instruments purchased with an original or remaining maturity of 60 days or less, maturing at par, are valued at amortized cost. Other money market instruments are valued based on information obtained from an approved pricing agent or, if such information is not readily available, by using matrix pricing techniques (formula driven calculations based primarily on current market yields). Bank loans are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the mean of the most recent bid and asked quotations or evaluated prices, as applicable, based on quotations or evaluated prices obtained from one or more broker-dealers. Privately placed debt securities, other than Rule 144A debt securities, initially are valued at cost and thereafter based on all relevant factors including type of security, size of holding and restrictions on disposition. Municipal debt securities are valued at prices supplied by an approved pricing agent (which are intended to reflect the mean between the bid and asked prices), if available, and otherwise at the average of the means based on the most recent bid and asked quotations or evaluated prices obtained from two broker-dealers. Other debt securities are valued at prices supplied by an approved pricing agent, if available, and otherwise at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. If it is not possible to value a particular debt security pursuant to the above methods, the security is valued on the basis of factors including (but not limited to) maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded.

An exchange-traded option contract on securities, currencies and other financial instruments is valued at its most recent sale price on such exchange. Lacking any sales, the option contract is valued at the Calculated Mean. If it is not possible to determine the Calculated Mean, the option contract is valued at the most recent bid quotation in the case of a purchased option contract or the most recent asked quotation in the case of a written option contract, in each case as of the Value Time. An option contract on securities, currencies and other financial instruments traded in the OTC market with less than 180 days remaining until expiration is valued at the evaluated price provided by the broker-dealer with which it was traded. An option contract on securities, currencies and other financial instruments traded in the OTC market with 180 days or more remaining until expiration is valued at the average of the evaluated prices provided by two broker-dealers. Futures contracts (and options thereon) are valued at the most recent settlement price as of the Value Time on such exchange. Foreign currency forward contracts are valued at the value of the underlying currency at the prevailing currency exchange rate, which shall be determined not more than one hour before the Value Time based on information obtained from sources determined by the Advisor to be appropriate.

Following the valuations of securities or other portfolio assets in terms of the currency in which the market quotation used is expressed ("Local Currency"), the value of these portfolio assets in terms of U.S. dollars is calculated by converting the Local Currency into U.S. dollars at the prevailing currency exchange rate on the valuation date.

If market quotations for portfolio assets are not readily available or the value of a portfolio asset as determined in accordance with Board approved procedures does not represent the fair market value of the portfolio asset, the value of the portfolio asset is taken to be an amount which, in the opinion of the Fund's Pricing Committee (or, in some cases, the Fund's Board's Valuation Committee), represents fair market value. The value of other portfolio holdings owned by the Fund is determined in a manner which is intended to fairly reflect the fair market value of the asset on the valuation date, based on valuation procedures adopted by the Fund's Board and overseen primarily by a Fund's Pricing Committee.

                             DIRECTORS AND OFFICERS

Directors Information:

The following table presents information about each Director of the Fund as of May 1, 2002. Each Director's age as of May 1, 2002 is in parentheses after his name. Unless otherwise noted, the address of each Director is c/o SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the Fund. Because the Fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period.

Non-Interested Directors

                                                                                NO. OF
NAME, AGE AND                                                                   PORTFOLIOS IN
POSITION(S) HELD WITH     LENGTH OF            PRINCIPAL OCCUPATION(S) DURING   FUND COMPLEX     OTHER DIRECTORSHIPS
THE FUND                  TIME SERVED          PAST 5 YEARS                     OVERSEEN         HELD
--------                  -----------          ------------                     --------         ----

William L. Givens (72)
Director and Chairman     1978 to present      President, Twain Associates             1         None

Shinji Fukukawa (71)
Director                  2001 to present      Chief Executive Officer,                1         None
                                               Dentsu Institute for Human
                                               Studies

Thomas M. Hout (59)
Director                  1998 to present      Senior Advisor,                         1         None
                                               Boston Consulting Group

Yoshihiko Miyauchi (66)
Director                  1996 to present      Chairman and Chief Executive            1         ORIX Auto Leasing
                                               Officer, ORIX Corporation                         Corp.
                                                                                                 ORIX Alpha
                                                                                                 Corporation
                                                                                                 ORIX Rentec
                                                                                                 Corporation
                                                                                                 ORIX Life Insurance
                                                                                                 Corporation
                                                                                                 ORIX Baseball Club
                                                                                                 ORIX Commodities
                                                                                                 Corporation
                                                                                                 NIPPON Venture
                                                                                                 Company Ltd.
                                                                                                 Nissei Leasing Co.
                                                                                                 ORIX Asia Ltd.
                                                                                                 ORIX Taiwan Corp.
                                                                                                 Thai ORIX Leasing
                                                                                                 Corp.

William V. Rapp (62)
Director                  1991 to present      President, WV Research                  1         Center on Japan
                                               Associates;                                       Economy and Business
                                               Research Professor and Chair,
                                               Henry J. Leir International
                                               Trade and Business School of
                                               Management, New Jersey
                                               Institute of Technology;
                                               Senior Research Fellow,
                                               Columbia University;
                                               Fulbright Professor,
                                               Ritsumeikan University (until
                                               1999); Managing Director, Rue
                                               Associates (1991-1999);
                                               Academic Director, Yale
                                               University (1996-1999)

Takeo Shiina (72)
Director                  1998 to present      Senior Advisor, IBM Japan,              1         Hoya Corporation;
                                               Ltd.                                              Proudfoot Consulting

Interested Directors and Officers*

The following table presents information about each Interested Director and Officer of the Fund. Each Officer's age as of May 1, 2002 is in parentheses after his or her name. Unless otherwise noted, the address of each Officer is c/o SEI Investments Distribution Co., One Freedom Valley Drive, Oaks Pennsylvania 19456. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the Fund.

                                                                                   NO. OF
NAME, AGE AND                                                                      PORTFOLIOS IN
POSITION(S)                  LENGTH OF            PRINCIPAL OCCUPATION(S) DURING   FUND COMPLEX       OTHER
HELD WITH THE FUND           TIME SERVED          PAST 5 YEARS                     OVERSEEN           DIRECTORSHIPS HELD
------------------           -----------          ------------                     --------           ------------------
Yasuo Kanzaki (70)           2001 to present      Special Advisor,                         1          None
Director                                          Nikko Salomon Smith Barney;
The Nikko Research                                formerly, Chairman Emeritus,
Center, Ltd.                                      The Nikko Research Center Ltd.
1-2-5 Nihonbashi Kayabacho                        (until 2001)
Chuo-ku, Tokyo 103-0025
Japan

John F. McNamara (60)        October 2002         President and Cheif Exective             1          Fidelity Management Trust
                                                  Officer of Fidelity Management                      Company; Greater Boston YMCA;
                                                  and Trust Company (1998-2001);                      Brigham & Women's Orthopedic
                                                  Executive Vice President and                        Group; I have a Dream
                                                  Chief Operating Officer of                          Foundation
                                                  United Asset Management (1992-
                                                  1998)

John Munch  (31)             October 2002         Vice President & Asst.
                                                  Secretary of the                         1          None
Vice President & Secretary                        Administrator and
                                                  Distributior since November
                                                  2001; Associate at Howard
                                                  Rice Nemorvoski Canaday Falk
                                                  & Rabin, 1998-2001. Associate
                                                  at Seward & Kissel,
                                                  1996-1998.

Sherry K. Vetterlein  (40) October 2002           Vice President & Asst.                   1          None
                                                  Secretary of the
                                                  Administrator and
                                                  Distributor, since January
                                                  2001; Shareholder/ Partner,
                                                  Buchanan Ingersoll
                                                  Professional
                                                  Corporation,1992-2000.

                                                                                   NO. OF
NAME, AGE AND                                                                      PORTFOLIOS IN
POSITION(S)                  LENGTH OF            PRINCIPAL OCCUPATION(S) DURING   FUND COMPLEX       OTHER
HELD WITH THE FUND           TIME SERVED          PAST 5 YEARS                     OVERSEEN           DIRECTORSHIPS HELD
------------------           -----------          ------------                     --------           ------------------
Todd B. Cipperman (36)       October 2002         Senior Vice President,                   1          None
                                                  General Counsel and Secretary
                                                  of SEI Investments, since
                                                  2002; Vice President And
                                                  President and Asst. Secretary
                                                  of the Administrator and
                                                  Distributor, 1995-2000.

Lydia A. Gavalis (48)        October 2002         Vice President & Asst.                   1          None
1                                                 Secretary of the
                                                  Administrator and
                                                  Distributor, Since 1998;
                                                  Assistant General Counsel And
                                                  Director of Arbitration,
                                                  Philadelphia Stock Exchange,
                                                  1989-1998.

William E. Zitelli, Jr. (34) October 2002         Vice President & Asst.                   1          None
                                                  Secretary of the
                                                  Administrator and
                                                  Distributor, since August
                                                  2000. Vice President, Merrill
                                                  Lynch & Co. Asset Management
                                                  Group, 1998-2000; Associate
                                                  at Pepper Hamilton LLP,
                                                  1997-1998.

Timothy D. Barto (34)        October 2002         Vice President & Asst.                   1          None
                                                  Secretary of the
                                                  Administrator and
                                                  Distributor, since December
                                                  1999; Associate at Dechert,
                                                  1997-1999.

Peter Golden (38)            October 2002         Accounting Director of the               1          None
Controller and CFO                                Administrator, since June
                                                  2001; Vice President of Funds
                                                  Administration, J.P. Morgan
                                                  Chase & Co., 2000-2001; Vice
                                                  President of Pension and
                                                  Mutual Fund Accounting, Chase
                                                  Manhattan Bank, 1997-2000.

Directors' Responsibilities. The Board of Directors' primary responsibility is to represent the interests of the Fund's shareholders and to provide oversight of the management of the Fund. Currently, 75% of the Board is comprised of Non-Interested Directors ("Independent Directors").

The Directors meet multiple times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures designed to assure compliance with regulatory and other requirements. In 2001, the Directors conducted over 20 meetings to deal with fund issues (including regular and special board and committee meetings). These meetings included four regular board meetings, four special board meetings, one audit committee meeting and four meetings of the Special Strategy Committees to review the proposed acquisition. Furthermore, the Independent Directors review the fees paid to the Advisor and its affiliates for investment advisory services and other administrative and shareholder services. The Directors have adopted specific policies and guidelines that, among other things, seek to further enhance the effectiveness of the Independent Directors in performing their duties. Many of these are similar to those suggested in the Investment Company Institute's 1999 Report of the Advisory Group on Best Practices for Fund Directors. For example, the Independent Directors select independent legal counsel to work with them in reviewing fees, advisory and other contracts and overseeing fund matters. The Directors are also assisted in this regard by the Fund's independent public accountants and other independent experts retained from time to time for this purpose. The Independent Directors regularly meet privately with their counsel and other advisors. In addition, the Independent Directors from time to time have appointed task forces and subcommittees from their members to focus on particular matters such as investment, accounting and shareholders servicing issues.

In connection with their deliberations relating to the continuation of the Fund's current investment management agreement in August 2001, the Directors considered such information and factors as they believe, in the light of the legal advice furnished to them by their independent legal counsel and their own business judgment, to be relevant to the interests of the shareholders of the Fund. The factors considered by the Directors included, among others, the nature, quality and extent of services provided by the Advisor to the Fund; investment performance, both of the Fund themselves and relative to appropriate peer groups and market indices; investment management fees, expense ratios and asset sizes of the Fund, themselves and relative to appropriate peer groups; the Advisor's profitability from managing the Fund (both individually and collectively) and the other investment companies managed by the Advisor before marketing expenses paid by the Advisor; possible economies of scale; and possible financial and other benefits to the Advisor from serving as investment adviser and from affiliates of the Advisor providing various services to the Funds.

Committees. The following table provides information regarding the Fund's standing committees, including certain of each committee's principal functions.

                                                                                             NUMBER OF MEETINGS HELD
NAME OF COMMITTEE            FUNCTION OF COMMITTEE              MEMBERS OF COMMITTEE         LAST FISCAL YEAR
-----------------            ---------------------              --------------------         ----------------
Audit                        Recommends selection of a fund's   1
                             independent public accounts to     William L. Givens
                             full board; reviews the            Thomas M. Hout
                             independence of such firm;         Yoshihiko Miyauchi
                             reviews scope of audit and         William V. Rapp
                             internal controls; considers and   Takeo Shiina
                             reports to the board on matters    Shinji Fukukawa
                             relating to the fund's
                             accounting and financial
                             reporting practices.

Committee on Independent     Selects and nominates              0
Directors                    Independent Directors*;            William L. Givens
                             establishes Director               Thomas M. Hout
                             compensation, retirement and       Yoshihiko Miyauchi
                             fund ownership policies.           William V. Rapp
                                                                Takeo Shiina

Valuation                    Oversees fund valuation matters,   3
                             including valuation
                             methodologies; establishes "fair   William L. Givens
                             valuation" procedures to           William V. Rapp
                             determine fair market value of
                             securities held by a fund when
                             actual market values are
                             unavailable. Oversees fund
                             valuation matters, including
                             valuation methodologies;
                             establishes "fair valuation"
                             procedures to determine fair
                             market value of securities held
                             by a fund when actual market
                             values are unavailable.

                                                                                            NUMBER OF MEETINGS HELD
NAME OF COMMITTEE            FUNCTION OF COMMITTEE              MEMBERS OF COMMITTEE         LAST FISCAL YEAR
-----------------            ---------------------              --------------------         ----------------
Executive                    Empowered with all of the powers   0
                             of the Directors not otherwise
                             delegated, to the extent           William L. Givens
                             permitted by law, when the full    William V. Rapp
                             Board of Directors is not in       Yoshihiko Miyachi
                             session.  These duties and
                             powers  include, but are not
                             limited to , the determination
                             of persons to serve as members
                             of the Board who are not
                             "interested persons" and the
                             nomination of the appropriate
                             number of candidates for
                             election as non-interested
                             members of the Board in
                             connection with each meeting of
                             shareholders at which members of
                             the Board are to be elected, or
                             whenever a vacancy shall exist
                             which is to be filled by a
                             non-interested member of the
                             Board.

Special Strategy Committee   Review and evaluate strategic      William L. Givens                        2
(US)                         options for the Fund, including    William V. Rapp
                             possible courses of action in      Thomas M. Hout
                             the event of a sale or merger;
                             select and hire on behalf of the
                             Fund one or more outside
                             consultants (the "Consultants")
                             with such experience and
                             expertise in the investment
                             management industry as the
                             Special Committees deem
                             appropriate for the purpose of
                             assisting in the identification
                             and evaluation of strategic
                             options for the Fund; review and
                             approve any and all agreements,
                             documents and instruments (the
                             "Consultant Agreements") entered
                             into by the Fund in connection
                             with the selection and hiring of
                             the Consultants; take any and
                             all actions deemed necessary or
                             appropriate by a Special
                             Committee to carry out the
                             foregoing duties.

                                       55

                                                                                             NUMBER OF MEETINGS HELD
NAME OF COMMITTEE            FUNCTION OF COMMITTEE              MEMBERS OF COMMITTEE         LAST FISCAL YEAR
-----------------            ---------------------              --------------------         ----------------
Special Strategy Committee   Review and evaluate strategic      Yoshihiko Miyauchi                       2
(Japan)                      options for the Fund, including    Takeo Shiina
                             possible courses of action in      Shinji Fukukawa
                             the event of a sale or merger;
                             select and hire on behalf of the
                             Fund one or more outside
                             consultants (the "Consultants")
                             with such experience and
                             expertise in the investment
                             management industry as the
                             Special Committees deem
                             appropriate for the purpose of
                             assisting in the identification
                             and evaluation of strategic
                             options for the Fund; review and
                             approve any and all agreements,
                             documents and instruments (the
                             "Consultant Agreements") entered
                             into by the Fund in connection
                             with the selection and hiring of
                             the Consultants; take any and
                             all actions deemed necessary or
                             appropriate by a Special
                             Committee to carry out the
                             foregoing duties.

* Fund shareholders may also submit nominees that will be considered by the Committee when a Board vacancy occurs. Submissions should be mailed to the attention of the Secretary of each Fund.

The following sets forth ranges of Director beneficial share ownership and of December 31, 2001.

                                                  RANGES OF SHARES OWNED
                                                  OF ALL SCUDDER FUNDS
NAME OF DIRECTOR     RANGE OF FUND SHARES OWNED   OVERSEEN BY DIRECTORS
----------------     --------------------------   ---------------------

Lynn S. Birdsong     $10,001 - $50,000            Over $100,000
Shinji Fukukawa      None                         None
William L. Givens    $1 - $10,000                 $1 - $10,000
Thomas M. Hout       $10,001 - $50,000            $10,001 - $50,000
Yasuo Kanzaki        None                         None
John F. Loughran     $10,001 - $50,000            $10,001 - $50,000
Yoshihiko Miyauchi   None                         None
William V. Rapp      $10,001 - $50,000            $10,001 - $50,000
Takeo Shiina         None                         None

The Executive Committee of the Fund's Board of Directors, which currently consists of Messrs. Loughran, Givens and, has and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Fund when the Board is not in session, except as provided by law and except the power to increase or decrease, or fill vacancies on, the Board.

None of the Non-Interested Directors owned securities beneficially of the Advisor, SIS or any person directly or indirectly controlling, controlled by or under common control within the Advisor or SIS.

As of April 1, 2002, all Directors and Officers of The Japan Fund, as a group, owned beneficially (as that term is defined in Section 13 (d) of The Securities and Exchange Act of 1934) less than 1% of the outstanding shares of any class.

As of April 1, 2002, 8,426,295 shares in the aggregate, or 17.60% of the outstanding shares of The Japan Fund, Class S, were held in the name of Charles Schwab, 101 Montgomery Street, San Francisco, CA, 94101 who may be deemed to be beneficial owner of such shares.

As of April 1, 2002, 137,491 shares in the aggregate, or 73.50% of the outstanding shares of The Japan Fund, Class A, were held in the name of Bear Stearns Securities, for the benefit of customers, 245 Park Avenue, New York, NY 10167 who may be deemed to be beneficial owner of such shares.

As of April 1, 2002, 13,438 shares in the aggregate, or 7.18% of the outstanding shares of The Japan Fund, Class A were held in the name of Merrill, Lynch, Pierce, Fenner & Smith, for the benefit of customers, 4800 Deer Lake Drive, Jacksonville, FL 32246 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,849 shares in the aggregate, or 6.96% of the outstanding shares of The Japan Fund, Class B were held in the name of National Financial Services Corp., for the benefit of customers, 200 Liberty Street, New York, NY 10281 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,449 shares in the aggregate, or 5.45% of the outstanding shares of The Japan Fund, Class B were held in the name of Scudder Trust Company, Custodian for John D. White, IRA, P.O. Box 957, Salem, NH 03079 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 1,505 shares in the aggregate, or 5.67% of the outstanding shares of The Japan Fund, Class B were held in the name of Zurich Scudder Investments, for the benefit of Jeffrey and Susan Schroeder, 345 Park Avenue, New York, NY 10154 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 7,027 shares in the aggregate, or 26.46% of the outstanding shares of The Japan Fund, Class B were held in the name of Southwest Securities, for the benefit of customers, P.O. Box 509002, Dallas, TX 75250 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 2,021 shares in the aggregate, or 7.61% of the outstanding shares of The Japan Fund, Class B were held in the name of LINSCO/Private Ledger Corp., 9785 Towne Center Drive, San Diego, CA 92121 who may be deemed to be the beneficial owner of certain of these shares.

As of April 1, 2002, 2,165 shares in the aggregate, or 8.15% of the outstanding shares of The Japan Fund, Class B were held in the name of Cosmetic Car Care, Inc Retirement Trust, 300 South El Camino Real, Suite 207, San Clemente, CA 92672 who may be deemed to be the beneficial owner of certain of these shares.

To the knowledge of the Fund, no person is a control person of the Fund within the meaning ascribed to such term under the 1933 Act, as amended.

Remuneration. Each Independent Director receives compensation from the Fund for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Director for travel time to meetings, attendance at director's educational seminars or conferences, service on industry or association committees, or participation as speakers at directors' conferences. Under special circumstances, it is possible that a Director could receive additional compensation for services outside of the normal scope of a Director's responsibilities.

As noted above, the Directors conducted over 20 meetings in 2001 to deal with Fund issues (including regular and special board and committee meetings). These meetings included six regular board meetings, six special meetings relating to the proposed acquisition of the Advisor by Deutsche Bank, and two audit committee meetings.

Members of the Board of Directors who are employees of the Advisor or its affiliates receive no direct compensation from the Fund, although they are compensated as employees of the Advisor, or its affiliates, and as a result may be deemed to participate in fees paid by the Fund.

                              DIRECTOR COMPENSATION

The following table shows the aggregate compensation received by each unaffiliated director during 2001 from The Japan Fund. None of the Directors serve on any FMR or SEI Funds.

                                                                                         TOTAL COMPENSATION FROM THE
                                       AGGREGATE                 RETIREMENT                        FUND AND
NAME OF DIRECTOR                     COMPENSATION*                BENEFITS                      FUND COMPLEX**
----------------                     -------------                --------                      --------------
William L. Givens(1)  (2)                 $34,000                     $    0                        $34,000
Shinji Fukukawa                           $14,250                     $    0                        $14,250
Thomas M. Hout(2)                         $19,750                     $    0                        $19,750
Yasuo Kanzaki(2)                          $18,250                     $    0                        $18,250
John F. Loughran(2)                       $20,500                     $    0                        $20,250
Yoshihiko Miyauchi(2)                     $16,000                     $    0                        $16,000
William V. Rapp(2)                        $20,750                     $    0                        $20,750
Takeo Shiina(2)                           $18,250                     $    0                        $18,250
Henry Rosovsky                            $ 1,000                     $6,000                        $ 7,000
Honorary Director
Minoru Makihara                           $     0                     $    0                        $     0
Honorary Director
Hiroshi Yamanaka                          $ 1,500                     $4,500                        $ 6,000
Honorary Director
William H. Gleysteen, Jr.                 $     0                     $3,734                        $ 3,734
Honorary Director
Jonathan Mason                            $     0                     $6,000                        $ 6,000
Honorary Director
James W. Morley                           $     0                     $6,000                        $ 6,000
Honorary Director
Robert G. Stone, Jr.                      $ 1,000                     $6,000                        $ 7,000
Honorary Director
O. Robert Theurkauf                       $     0                     $    0                        $     0
Honorary Director
Allan Comrie(3)                           $     0                     $5,196                        $ 5,196

*     Does not include pension or retirement benefits.

**    Does not include pension or retirement benefits accrued.

(1) Receives an additional $10,000 per year in retainer fees in his role as Chairman.

(2) Includes $1,000 for special meetings held in connection with the proposed sale of the Fund's previous advisor, Scudder.

(3)   Former Director; still receives retirement benefits of $5,196 per year.

                            ORGANIZATION OF THE FUND

The Fund was incorporated under the laws of the State of Maryland in 1961.

The authorized capital stock of the Fund consists of 600,000,000 shares of a par value of $.33 1/3 each -- of which one hundred million (100,000,000) of such shares are designated as "AARP Shares" of Common Stock and five hundred million (500,000,000) of such shares are designated as "Class S" shares of Common Stock. The AARP shares are not currently offered to shareholders. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value, subject to such changes as may be applicable, at the option of the shareholder. Shares have no preemptive or conversion rights.

The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of directors will not be able to elect any person or persons to the Board of Directors.

                             ADDITIONAL INFORMATION

Internet Access

World Wide Web Site -- The address of The Japan Fund, Inc. Fund site is HTTP://WWW._______ .com. These sites offers guidance on global investing and developing strategies to help meet financial goals. The sites also enables users to access or view Fund prospectuses and profiles with links between summary information in Fund Summaries and details in the Prospectus. Users can fill out new account forms on-line, order free software, and request literature on Funds.

The documents referred to after the tabular and textual information appearing herein under the caption "SECURITIES MARKETS IN JAPAN" as being the source of the statistical or other information contained in such tables or text are in all cases public official documents of Japan, its agencies, The Bank of Japan or the Japanese Stock Exchange, with the exception of the public official documents of the United Nations and of the International Monetary Fund.

Other Information

Many of the investment changes in the Fund will be made at prices different from those market prices prevailing at the time they may be reflected in a regular report to shareholders of the Fund. These transactions will reflect investment decisions made by the Fund's investment adviser in light of the objectives and policies of the Fund, and such factors as its other portfolio holdings and tax considerations and should not be construed as recommendations for similar action by other investors.

The CUSIP number of Class S shares of the Fund is 471070-10-2.

The Fund, or the Advisor (including any affiliate of the Advisor), or both, may pay unaffiliated third parties for providing recordkeeping and other administrative services with respect to accounts of participants in retirement plans or other beneficial owners of Fund shares whose interests are held in an omnibus account.

The Fund's Class S prospectus and this Statement of Additional Information omit certain information contained in the Registration Statement which the Fund has filed with the Securities and Exchange Commission under the 1933 Act, as amended, and reference is hereby made to the Registration Statement for further information with respect to the Fund and the securities offered hereby. This Registration Statement is available for inspection by the public at the Securities and Exchange Commission in Washington, D.C.

                              FINANCIAL STATEMENTS

The financial statements, including the investment portfolio of the Fund, together with the Report of Independent Accountants, Financial Highlights and notes to financial statements in the Annual Report to the Shareholders of the Fund dated December 31, 2001, and the unaudited semiannual report are incorporated herein by reference and are hereby deemed to be a part of this Statement of Additional Information.

                                    APPENDIX

The following is a description of the ratings given by Moody's, S&P and Fitch to corporate and municipal bonds, corporate and municipal commercial paper and municipal notes.

Corporate and Municipal Bonds

Moody's: The four highest ratings for corporate and municipal bonds are "Aaa," "Aa," "A" and "Baa". Bonds rated "Aaa" are judged to be of the "best quality" and carry the smallest degree of investment risk. Bonds rated "Aa" are of "high quality by all standards," but margins of protection or other elements make long-term risks appear somewhat greater than "Aaa" rated bonds. Bonds rated "A" possess many favorable investment attributes and are considered to be upper medium grade obligations. Bonds rated "Baa" are considered to be medium grade obligations, neither highly protected nor poorly secured. Moody's applies numerical modifiers 1, 2 and 3 in each rating category from "Aa" through "Baa" in its rating system. The modifier 1 indicates that the security ranks in the higher end of the category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end.

S&P: The four highest ratings for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" have the highest ratings assigned by S&P and have an extremely strong capacity to pay interest and repay principal. Bonds rated "AA" have a "very strong capacity to pay interest and repay principal" and differ "from the higher rated issues only in small degree". Bonds rated "A" have a "strong capacity" to pay interest and repay principal, but are "somewhat more susceptible to" adverse effects of changes in economic conditions or other circumstances than bonds in higher rated categories. Bonds rated "BBB" are regarded as having an "adequate capacity" to pay interest and repay principal, but changes in economic conditions or other circumstances are more likely to lead a "weakened capacity" to make such payments. The ratings from "AA" to "BBB" may be modified by the addition of a plus or minus sign to show relative standing within the category.

Fitch: The four highest ratings of Fitch for corporate and municipal bonds are "AAA," "AA," "A" and "BBB". Bonds rated "AAA" are considered to be investment-grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F1+". Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher rates. Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse effects on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with greater ratings.

Corporate and Municipal Commercial Paper

Moody's: The highest rating for corporate and municipal commercial paper is "P-1" (Prime-1). Issuers rated "P-1" have a "superior ability for repayment of senior short-term obligations".

S&P: The "A-1" rating for corporate and municipal commercial paper indicates that the "degree of safety regarding timely payment is strong". Commercial paper with "overwhelming safety characteristics" will be rated "A-1+".

Fitch: The rating "F-1" is the highest rating assigned by Fitch. Among the factors considered by Fitch in assigning this rating are: (1) the issuer's liquidity; (2) its standing in the industry; (3) the size of its debt; (4) its ability to service its debt; (5) its profitability; (6) its return on equity;
(7) its alternative sources of financing; and (8) its ability to access the capital markets. Analysis of the relative strength or weakness of these factors and others determines whether an issuer's commercial paper is rated "F-1".

Municipal Notes

Moody's: The highest ratings for state and municipal short-term obligations are "MIG 1," "MIG 2," and "MIG 3" (or "VMIG 1," "VMIG 2" and "VMIG 3" in the case of an issue having a variable rate demand feature). Notes rated "MIG-" or "VMIG 1" are judged to be of the "best quality". Notes rated "MIG 2" or "VMIG 2" are of "high quality," with margins or protection "ample although not as large as in the preceding group". Notes rated "MIG 3" or "VMIG 3" are of "favorable quality," with all security elements accounted for but lacking the strength of the preceding grades.

S&P: The "SP-1" rating reflects a "very strong or strong capacity to pay principal and interest". Notes issued with "overwhelming safety characteristics" will be rated "SP-1+". The "SP-2" rating reflects a "satisfactory capacity" to pay principal and interest.


Fitch: The highest ratings for state and municipal short-term obligations are "F-1+," "F-1," and "F-2".


Fidelity and Fidelity Investments are registered trademarks of FMR Corp.

The third party marks appearing above are the marks of their respective owners.

                                                                          Part C

                              THE JAPAN FUND, INC.

                            PART C. OTHER INFORMATION

Item 23.    Exhibits
--------    --------

      (a)   (a)(1)  Articles of Amendment and Restatement of the Articles of
                    Incorporation dated January 7, 1992 is incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement.

            (a)(2) Articles of Amendment dated December 23, 1997 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

            (a)(3) Articles Supplementary, dated April 27, 2000, is incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement.

      (b)   (b)(1)  Registrant's By-Laws as amended through July 23, 1993 is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

            (b)(2) Amendment to Registrant's By-Laws dated July 22, 1995 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

            (b)(3) Amendment to Registrant's By-Laws dated April 25, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.

            (b)(4) Amendment to Registrant's By-Laws dated October 25, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.

            (b)(5) Amendment to Registrant's By-Laws dated October 16, 1997 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

            (b)(6) Amendment to Registrant's By-Laws dated August 14, 1998 is incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement.

            (b)(7) Amendment to Registrant's By-Laws dated April 22, 1999 is incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement.

            (b)(8) Amendment to Registrant's By-Laws dated April 28, 2000 is incorporated by reference to Post-Effective Amendment No. 20 to the Registration Statement.

            (b)(9) Amendment to Registrant's By-Laws dated April 25, 2002 to be filed by amendment.

      (c)           Not Applicable.

      (d)   (d)(1)  Form of Investment Advisory Agreement between the Registrant and Fidelity Management & Research Company (Filed herein).

            (d)(2) Form of Investment Subadvisory Agreement between FMR Co., Inc. and Fidelity Management & Research Company (Filed herein).

            (d)(3) Form of Investment Subadvisory Agreement between Fidelity Management & Research Company and Fidelity International Investment Advisors (Filed herein).

            (d)(4) Form of Investment Subadvisory Agreement between Fidelity Investments Japan Limited and Fidelity International Investment Advisors (Filed herein).

            (d)(5) Form of Investment Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. (Filed herein).

            (d)(6) Form of Investment Subadvisory Agreement between Fidelity Management & Research (Far East), Inc. and Fidelity Investments Japan Limited (Filed herein).

            (d)(7) Form of Investment Subadvisory Agreement between Fidelity International Investment Advisors (U.K) Limited and Fidelity International Investment Advisors (Filed herein).

            (d)(8) Form of Investment Subadvisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. (Filed herein).

            (d)(9) Form of Transitional Investment Management Agreement between the Fund and Deutsche Investment Management Americas Inc. (Filed herein).

            (d)(10) Form of Transitional Subadvisory Agreement between Deutsche
                    Investment Management Americas Inc. and Deutsche Asset Management (Japan) Limited (Filed herein).

      (e)   (e)(1)  Form of Distribution Agreement between Registrant and SEI
                    Investments Distribution Co. (Filed herein).

      (f)           Not Applicable.

      (g)   (g)(1) Custodian Agreement between the Registrant and Brown Brothers dated April 21, 1995 is incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement.

      (h)   (h)(1)  Form of Administration Agreement between the Registrant and
                    SEI Investments Mutual Funds Services dated June 28, 2002. (Filed herein).

            (h)(2) Form of Transfer Agency and Service Agreement and Fee Schedule between Registrant and Forum Shareholder Services, LLC (Filed herein.)

            (h)(3) COMPASS and TRAK 2000 Service Agreement dated July 19, 1996 is incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement.

      (i) Opinion and Consent of Counsel is incorporated by reference to Post- Effective Amendment No. 22 to the Registration Statement.

      (j)           Inapplicable.

      (k)           Inapplicable.

      (l)           Inapplicable.

      (m)           Inapplicable.

      (n)           Inapplicable.

      (p)   (p)(1)  Code of Ethics for The Japan Fund, Inc. (Filed herein).

            (p)(2) Code of Ethics for Fidelity Management & Research Company (Filed herein).

            (p)(3) Code of Ethics of Fidelity International Limited (Filed herein).

            (p)(4) Code of Ethics of SEI Investments Distribution Co. (Filed herein).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            None

ITEM 25. INDEMNIFICATION

      A policy of insurance covering the Distributor, its subsidiaries and all of the registered investment companies that SEI Investments Distribution Co. serves as distributor to, insures the Registrant's Directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent, error or accidental omission in the scope of their duties.

      Article Eighth of Registrant's Articles of Amendment and Restatement of the Articles of Incorporation dated January 7, 1992 provides as follows:

      EIGHTH: (1) Each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against reasonable costs and expenses incurred by him in connection with any action, suit or proceeding to which he is made a party by reason of his being or having been a director or officer of the Corporation, except in relation to any action, suit or proceeding in which he has been adjudged liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. In the absence of an adjudication which expressly absolves the director or officer of liability to the Corporation or its stockholders for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or in the event of a settlement, each director and officer (and his heirs, executors and administrators) shall be indemnified by the Corporation against payment made, including reasonable costs and expenses, provided that such indemnity shall be conditioned upon receipt by the Corporation of a written opinion of independent counsel selected by the Board of Directors, or the adoption by a majority of the entire Board (in which majority there shall not be included any director who shall have or shall at any time have had any financial interest adverse to the Corporation in such action, suit or proceeding or the subject matter or outcome thereof) of a resolution, to the effect that the director or officer has no liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Such a determination by independent counsel or by the Board of Directors and the payment of amounts by the Corporation on the basis thereof shall not prevent a stockholder from challenging such indemnification by appropriate legal proceeding on the grounds that the director or officer was liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The foregoing rights and indemnification shall not be exclusive of any other right to which the officers and directors may be entitled according to law.

            (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, no director or officer of this Corporation shall be personally liable to the Corporation or its stockholders for money damages. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal. This paragraph (2) shall not protect any director or officer of the Corporation against any liability to the Corporation or to its security holders to which he would be otherwise subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

FIDELITY MAINAGEMENT & RESEARCH COMPANY (FMR)
82 Devonshire Street, Boston, MA 02109

FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d    Chairman of the Board and Director of FMR, FMR Co., Inc.
                        (FMRC), Fidelity Management & Research (Far East) Inc.
                        (FMR Far East) and Fidelity Investments Money
                        Management, Inc. (FIMM); President, Chief Executive
                        Officer, Chairman of the Board, and Director of FMR
                        Corp.; Director and Chairman of the Executive Committee of FMR; and President and Trustee of funds advised by FMR.

Abigail P. Johnson      President and Director of FMR, FMRC, and FIMM; Senior
                        Vice President and Trustee of funds advised by FMR;
                        Director of FMR Corp.

Thomas Allen            Vice President of FMR and a fund advised by FMR.

Paul Antico             Vice President of FMR, FMRC, and a fund advised by FMR.

Ramin Arani             Vice President of FMR, FMRC, and funds advised by FMR.

John Avery              Vice President of FMR, FMRC, and funds advised by FMR.

Robert Bertelson        Vice President of FMR, FMRC, and a fund advised by FMR.

Stephen Binder          Vice President of FMR, FMRC and a fund advised by FMR.

William Bower           Vice President of FMR, FMRC, and funds advised by FMR.

Philip Bullen           Senior Vice President of FMR and FMRC; Vice President of
                        certain Equity Funds and certain High Income Bond funds advised by FMR; President and Director of FMR Far East;
                        Director of Strategic Advisers, Inc.

Steve Buller            Vice President of FMR, FMRC, and a fund advised by FMR.

John H. Carlson         Vice President of FMR, FMRC, and funds advised by FMR.

James Catudal           Vice President of FMR, FMRC, and a fund advised by FMR.

Ren Chang               Vice President of FMR, FMRC, and a fund advised by FMR.

Robert C. Chow          Vice President of FMR, FMRC, and a fund advised by FMR.

Katherine Collins       Vice President of FMR and FMRC.

Michael Connolly        Vice President of FMR and FMRC.

Dwight D. Churchill     Senior Vice President of FMR and FIMM and Vice President
                        of Fixed-Income funds advised by FMR.

William Danoff          Senior Vice President of FMR, FMRC, and Vice President
                        of funds advised by FMR.

Scott E. DeSano         Senior Vice President of FMR and FMRC.

Penelope Dobkin         Vice President of FMR, FMRC, and a fund advised by FMR.

Walter C. Donovan       Vice President of FMR and FMRC.

Bettina Doulton         Senior Vice President of FMR and FMRC and Vice President
                        of funds advised by FMR.

Stephen DuFour          Vice President of FMR, FMRC, and funds advised by FMR.

Maria Dwyer             Vice President of FMR.

William Eigen           Vice President of FMR, FMRC, and funds advised by FMR.

Bahaa Fam               Vice President of FMR, FMRC, and funds advised by FMR.

Richard B. Fentin       Senior Vice President of FMR and FMRC and Vice President
                        of a fund advised by FMR.

Karen Firestone         Vice President of FMR, FMRC, and funds advised by FMR.

Michael B. Fox          Assistant Treasurer of FMR, FMRC, Fidelity Management &
                        Research (U.K.) Inc. (FMR U.K.), FMR Far East, and FIMM;
                        Treasurer of FMR Corp. and Strategic Advisers, Inc.;
                        Vice President of FMR U.K., FMR Far East, FIMM, and
                        Strategic Advisers, Inc.

Jay Freedman            Assistant Clerk of FMR, FMRC and Fidelity Distributors
                        Corporation (FDC); Clerk of FMR U.K., FMR Far East, and
                        Strategic Advisers, Inc.; Secretary of FMR Corp. and
                        FIMM.

David L. Glancy         Vice President of FMR, FMRC, and funds advised by FMR.

Bart A. Grenier               Senior Vice President of FMR and FMRC; Vice
                              President of certain Equity funds advised by FMR;
                              and President and Director of Strategic Advisers,
                              Inc.

Robert J. Haber               Senior Vice President of FMR and FMRC.

Richard C. Habermann          Senior Vice President of FMR and FMRC and Vice
                              President of funds advised by FMR.

James Harmon                  Vice President of FMR and FMRC.

Lionel Harris                 Vice President of FMR and FMRC.

Ian Hart                      Vice President of FMR and FMRC.

Cesar Hernandez               Vice President of FMR and FMRC.

Thomas Hense                  Vice President of FMR and FMRC.

Bruce T. Herring              Vice President of FMR and FMRC.

Adam Hetnarski                Vice President of FMR, FMRC, and funds advised by
                              FMR.

Frederick Hoff                Vice President of FMR, FMRC, and a fund advised by
                              FMR.

Brian Hogan                   Vice President of FMR, FMRC, and a fund advised by
                              FMR.

David B. Jones                Vice President of FMR.

Steven Kaye                   Senior Vice President of FMR and FMRC and Vice
                              President of a fund advised by FMR.

William Kennedy               Vice President of FMR, FMRC, and funds advised by
                              FMR.

Francis V. Knox               Vice President of FMR and Compliance Officer of
                              FMR U.K., FMR Far East, and FMR Corp.

Harry W. Lange                Vice President of FMR, FMRC, and funds advised by
                              FMR.

Harley Lank                   Vice President of FMR and FMRC.

Maxime Lemieux                Vice President of FMR and FMRC.

Harris Leviton                Vice President of FMR, FMRC, and a fund advised by
                              FMR.

Peter S. Lynch                Vice Chairman and Director of FMR and FMRC and
                              Trustee of funds advised by FMR.

James MacDonald               Senior Vice President of FMR and FMRC.

Robert B. MacDonald           Senior Vice President of FMR and FMRC.

Richard R. Mace               Senior Vice President of FMR and FMRC and Vice
                              President of funds advised by FMR.

Charles A. Mangum             Vice President of FMR, FMRC, and funds advised by
                              FMR.

Kevin McCarey                 Vice President of FMR, FMRC, and funds advised by
                              FMR.

John McDowell                 Senior Vice President of FMR and FMRC and Vice
                              President of a fund advised by FMR.

Neal P. Miller                Vice President of FMR, FMRC, and a fund advised by
                              FMR.

Charles S. Morrison           Vice President of FMR.

John Muresianu                Vice President of FMR, FMRC, and funds advised by
                              FMR.

David L. Murphy               Vice President of FMR, FIMM, and Municipal and
                              Taxable Bond funds advised by FMR.

Mark Notkin                   Vice President of FMR, FMRC, and funds advised by
                              FMR.

Stephen Petersen              Senior Vice President of FMR and FMRC and Vice
                              President of funds advised by FMR.

Keith Quinton                 Vice President of FMR and FMRC.

Alan Radlo                    Vice President of FMR and FMRC.

Larry Rakers                  Vice President of FMR and FMRC.

Kennedy Richardson            Vice President of FMR and FMRC.

Clare Richer                  Vice President of FMR.

Eric D. Roiter                Vice President, General Counsel, and Clerk of FMR
                              and FMRC; Secretary of funds advised by FMR; Vice
                              President and Clerk of FDC; Assistant Clerk of FMR
                              U.K. and FMR Far East; and Assistant Secretary of
                              FIMM.

Louis Salemy                  Vice President of FMR, FMRC, and funds advised by
                              FMR.

Lee H. Sandwen                Vice President of FMR and FMRC.

Peter Saperstone              Vice President of FMR and FMRC.

Fergus Shiel                  Vice President of FMR, FMRC, and funds advised by
                              FMR.

Beso Sikharulidze             Vice President of FMR, FMRC, and a fund advised by
                              FMR.

Carol A. Smith-Fachetti       Vice President of FMR and FMRC.

Steven J. Snider              Vice President of FMR, FMRC, and a fund advised by
                              FMR.

Thomas T. Soviero             Vice President of FMR, FMRC, and a fund advised by
                              FMR.

Richard A. Spillane, Jr.      Senior Vice President of FMR and FMRC; President
                              and Director of FMR U.K.; and Vice President of certain Equity Funds advised by FMR.

Robert E. Stansky             Senior Vice President of FMR and FMRC and Vice
                              President of a fund advised by FMR.

Yolanda Stock                 Vice President of FMR and FMRC and of a fund
                              advised by FMR.

Susan Sturdy                  Assistant Clerk of FMR, FMRC, FMR U.K., FMR Far
                              East, and Strategic Advisers, Inc. and Assistant
                              Secretary of FIMM.

Yoko Tilley                   Vice President of FMR and FMRC.

Joel C. Tillinghast           Senior Vice President of FMR, FMRC, and a fund
                              advised by FMR.

Robert Tuckett                Vice President of FMR.

Jennifer Uhrig                Vice President of FMR, FMRC, and funds advised by
                              FMR.

George A. Vanderheiden        Senior Vice President of FMR and FMRC and Director
                              of FMR Corp.

Judy Verhave                  Vice President of FMR.

J. Gregory Wass               Assistant Treasurer of FMR, FMRC, FMR U.K., FMR
                              Far East, FIMM, Strategic Advisers, Inc., and FDC and Vice President, Taxation, of FMR Corp.

Jason Weiner                  Vice President of FMR, FMRC, and a fund advised by
                              FMR.

Steven S. Wymer               Vice President of FMR, FMRC, and a fund advised by
                              FMR.

JS Wynant                     Vice President of FMR and FMRC; Treasurer of FMR,
                              FMRC, FMR U.K., FMR Far East, and FIMM.

FMR Corp.
82 Devonshire Street
Boston, MA 02109

Fidelity Distributors Corporation
82 Devonshire Street
Boston, MA 02109

      FMR CO., INC. (FMRC)
      82 Devonshire Street, Boston, MA 02109

      FMRC provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d          Chairman of the Board and Director of FMRC, FMR,
                              FIMM, and FMR Far East; Chief Executive Officer,
                              President, Chairman, and Director of FMR Corp.;
                              Director and Chairman of the Executive Committee of FMR; and President and Trustee of funds advised by FMR.

Abigail P. Johnson            President and Director of FMRC, FMR, and FIMM;
                              Senior Vice President and Trustee of funds advised by FMR; and Director of FMR Corp.

Thomas Allen                  Vice President of FMRC.

Paul Antico                   Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Ramin Arani                   Vice President of FMRC.

John Avery                    Vice President of FMRC, FMR, and funds advised by
                              FMR.

Robert Bertelson              Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Stephen Binder                Vice President of FMRC, FMR, and a fund advised by
                              FMR.

William Bower                 Vice President of FMRC, FMR, and funds advised by
                              FMR.

Phillip Bullen                Senior Vice President of FMRC and FMR; Vice
                              President of certain Equity Funds and certain High
                              Income Bond funds advised by FMR; President and Director of FMR Far East; and Director of
                              Strategic Advisers, Inc.

Steve Buller                  Vice President of FMRC, FMR, and a fund advised by
                              FMR.

John H. Carlson               Vice President of FMRC, FMR, and funds advised by
                              FMR.

James Catudal                 Vice President of FMRC.

Ren Chang                     Vice President of FMRC.

Robert C. Chow                Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Katherine Collins             Vice President of FMRC.

Michael Connolly              Vice President of FMRC and FMR.

William Danoff                Senior Vice President of FMRC and FMR and Vice
                              President of funds advised by FMR.

Scott E. DeSano               Senior Vice President of FMRC and FMR.

Penelope Dobkin               Vice President of FMRC, FMR, a`nd a fund advised
                              by FMR.

Walter C. Donovan             Vice President of FMRC and FMR.

Bettina Doulton               Senior Vice President of FMRC and FMR and Vice
                              President of funds advised by FMR.

Stephen DuFour                Vice President of FMRC, FMR, and funds advised by
                              FMR.

William Eigen                 Vice President of FMRC, FMR, and funds advised by
                              FMR.

Bahaa Fam                     Vice President of FMRC, FMR, and funds advised by
                              FMR.

Richard B. Fentin             Senior Vice President of FMRC and FMR and Vice
                              President of a fund advised by FMR.

Karen Firestone               Vice President of FMRC, FMR, and funds advised by
                              FMR.

Michael B. Fox                Assistant Treasurer of FMRC, FMR, FMR U.K., FMR
                              Far East, and FIMM; Treasurer of FMR Corp. and
                              Strategic Advisers, Inc.; Vice President of FMR
                              U.K., FMR Far East, FIMM, and Strategic Advisers,
                              Inc.

Jay Freedman                  Assistant Clerk of FMRC, FMR and FDC; Clerk of FMR
                              U.K., FMR Far East, and Strategic Advisers, Inc.;
                              Secretary of FMR Corp. and FIMM.

David L. Glancy               Vice President of FMRC, FMR, and funds advised by
                              FMR.

Bart A. Grenier               Senior Vice President of FMRC and FMR; Vice
                              President of certain Equity funds advised by FMR;
                              and President and Director of Strategic Advisers,
                              Inc.

Robert J. Haber               Senior Vice President of FMRC and FMR.

Richard C. Habermann          Senior Vice President of FMRC and FMR and Vice
                              President of funds advised by FMR.

James Harmon                  Vice President of FMRC.

Lionel Harris                 Vice President of FMRC and FMR.

Ian Hart                      Vice President of FMRC.

Thomas Hense                  Vice President of FMRC and FMR.

Cesar Hernandez               Vice President of FMRC.

Bruce T. Herring              Vice President of FMRC and FMR.

Adam Hetnarski                Vice President of FMRC, FMR, and funds advised by
                              FMR.

Frederick Hoff                Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Brian Hogan                   Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Steven Kaye                   Senior Vice President of FMRC and FMR and Vice
                              President of a fund advised by FMR.

William Kennedy               Vice President of FMRC, FMR, and funds advised by
                              FMR.

Harry W. Lange                Vice President of FMRC, FMR, and funds advised by
                              FMR.

Harley Lank                   Vice President of FMRC.

Maxime Lemieux                Vice President of FMRC.

Harris Leviton                Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Peter S. Lynch                Vice Chairman and Director of FMRC and FMR and
                              Trustee of funds advised by FMR.

Richard R. Mace               Senior Vice President of FMRC and FMR and Vice
                              President of funds advised by FMR.

Robert B. MacDonald           Vice President of FMRC.

Charles A. Mangum             Vice President of FMRC, FMR, and funds advised by
                              FMR.

Kevin McCarey                 Vice President of FMRC, FMR, and funds advised by
                              FMR.

John McDowell                 Senior Vice President of FMRC and FMR and Vice
                              President of a fund advised by FMR.

Neal P. Miller                Vice President of FMRC, FMR, and a fund advised by
                              FMR.

John Muresianu                Vice President of FMRC, FMR, and funds advised by
                              FMR.

Mark Notkin                   Vice President of FMRC, FMR, and funds advised by
                              FMR.

Stephen Petersen              Senior Vice President of FMRC and FMR and Vice
                              President of funds advised by FMR.

Keith Quinton                 Vice President of FMRC.

Alan Radlo                    Vice President of FMRC and FMR.

Larry Rakers                  Vice President of FMRC.

Kennedy Richardson            Vice President of FMRC and FMR.

Eric D. Roiter                Vice President, General Counsel, and Clerk of FMRC
                              and FMR; Secretary of funds advised by FMR; Vice
                              President and Clerk of FDC; Assistant Clerk of FMR
                              U.K. and FMR Far East; and Assistant Secretary of
                              FIMM.

Louis Salemy                  Vice President of FMRC, FMR, and funds advised by
                              FMR.

Lee H. Sandwen                Vice President of FMRC and FMR.

Peter Saperstone              Vice President of FMRC.

Fergus Shiel                  Vice President of FMRC, FMR, and funds advised by
                              FMR.

Beso Sikharulidze             Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Carol A. Smith-Fachetti       Vice President of FMRC and FMR.

Steven J. Snider              Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Thomas T. Soviero             Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Richard A. Spillane, Jr.      Senior Vice President of FMRC and FMR; President
                              and Director of FMR U.K.; Vice President of certain Equity Funds advised by FMR.

Robert E. Stansky             Senior Vice President of FMRC and FMR and Vice
                              President of a fund advised by FMR.

Yolanda Strock                Vice President of FMRC.

Susan Sturdy                  Assistant Clerk of FMR, FMRC, FMR U.K., FMR Far
                              East, FIMM, and Strategic Advisers, Inc. and
                              Assistant Secretary of FIMM.

Yoko Tilley                   Vice President of FMRC and FMR.

Joel C. Tillinghast           Senior Vice President of FMRC, FMR, and a fund
                              advised by FMR.

Jennifer Uhrig                Vice President of FMRC, FMR, and funds advised by
                              FMR.

George A. Vanderheiden        Senior Vice President of FMRC and FMR and Director
                              of FMR Corp.

J. Gregory Wass               Assistant Treasurer of FMRC, FMR, FMR U.K., FMR
                              Far East, FIMM, Strategic Advisers, Inc., and FDC and Vice President, Taxation, of FMR Corp.

Jason Weiner                  Vice President of FMRC, FMR, and a fund advised by
                              FMR.

Steven S. Wymer               Vice President of FMRC, FMR, and a fund advised by
                              FMR.

JS Wynant                     Vice President of FMRC and FMR; Treasurer of FMR,
                              FMRC, FMR U.K., FMR Far East, and FIMM.

FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
25 Lovat Lane, London, EC3R 8LL, England

      FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Simon Fraser                  Director, Chairman of the Board, and Senior Vice
                              President of FMR U.K.; Director and President of
                              Fidelity International Investment Advisors (FIIA);
                              and Director and Chief Executive Officer of
                              Fidelity International Investment Advisors (U.K.)
                              Limited (FIIA(U.K.)L).

Richard A. Spillane, Jr.      President and Director of FMR U.K.; Senior Vice
                              President of FMR and FMRC and Vice President of certain Equity Funds advised by FMR.

Michael B. Fox                Assistant Treasurer of FMR U.K., FMR, FMRC, FMR
                              Far East, and FIMM; Vice President of FMR U.K.,
                              FMR Far East, FIMM, and Strategic Advisers, Inc.;
                              Treasurer of FMR Corp. and Strategic Advisers,
                              Inc.

Jay Freedman                  Clerk of FMR U.K., FMR Far East, and Strategic
                              Advisers, Inc.; Assistant Clerk of FMR, FMRC, and
                              FDC; Secretary of FMR Corp. and FIMM.

Francis V. Knox, Jr.          Compliance Officer of FMR U.K., FMR Far East, and
                              FMR Corp. and Vice President of FMR.

Eric D. Roiter                Assistant Clerk of FMR U.K. and FMR Far East; Vice
                              President, General Counsel, and Clerk of FMR and
                              FMRC; Secretary of funds advised by FMR; Vice
                              President and Clerk of FDC; and Assistant
                              Secretary of FIMM.

Susan Sturdy                  Assistant Clerk of FMR U.K., FMR, FMRC, FMR Far
                              East, FIMM, and Strategic Advisers, Inc. and
                              Assistant Secretary of FIMM.

J. Gregory Wass               Assistant Treasurer of FMR U.K., FMR, FMRC, FMR
                              Far East, FIMM, Strategic Advisers, Inc., and FDC;
                              Vice President, Taxation, of FMR Corp.

JS Wynant                     Treasurer of FMR U.K., FMR, FMRC, FMR Far East,
                              and FIMM and Vice President of FMR and FMRC.

      FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR FAR EAST) 1 Federal Street, Boston, MA 02109

      FMR Far East provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d          Chairman of the Board and Director of FMR Far
                              East, FMR, FMRC, and FIMM; Director and Chairman of the Board of FMR; President, Chief Executive
                              Officer, Chairman of the Board, and Director of FMR Corp.; and President and Trustee of funds advised by FMR.

Phillip Bullen                President and Director of FMR Far East; Senior
                              Vice President of FMR and FMRC; and Vice President of certain Equity Fidelity funds and certain High
                              Income Bond funds advised by FMR.

Michael B. Fox                Assistant Treasurer of FMR Far East, FMR, FMRC,
                              FMR U.K., FIMM, and Strategic Advisers, Inc.; Vice
                              President of FMR Far East, FMR U.K., and FIMM; and
                              Treasurer of FMR Corp. and Strategic Advisers,
                              Inc.

Jay Freedman                  Clerk of FMR Far East, FMR U.K., and Strategic
                              Advisers, Inc.; Assistant Clerk of FMR, FMRC, and
                              FDC; Secretary of FMR Corp. and FIMM.

Francis V. Knox, Jr.          Compliance Officer of FMR Far East, FMR U.K., and
                              FMR Corp. and Vice President of FMR.

Eric D. Roiter                Assistant Clerk of FMR Far East and FMR U.K.;
                              Assistant Secretary of FIMM; Vice President,
                              General Counsel, and Clerk of FMR and FMRC;
                              Secretary of funds advised by FMR; Vice President and Clerk of FDC.

Susan Sturdy                  Assistant Clerk of FMR Far East, FMR, FMRC, FMR
                              U.K., and Strategic Advisers, Inc. and Assistant
                              Secretary of FIMM.

J. Gregory Wass               Assistant Treasurer of FMR Far East, FMR, FMRC,
                              FMR U.K., FIMM, Strategic Advisers, Inc., and FDC and Vice President, Taxation, of FMR Corp.

Billy W. Wilder               Vice President of FMR Far East; Representative
                              Director and President of Fidelity Investments
                              Japan Limited (FIJ).

JS Wynant                     Treasurer of FMR Far East, FMR, FMRC, FMR U.K.,
                              and FIMM and Vice President of FMR and FMRC.

      FIDELITY INTERNATIONAL INVESTMENT ADVISORS (FIIA)
      Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda

      The directors and officers of FIIA have held, during the past two fiscal years, the following positions of a substantial nature.

Keith Ferguson                Director of FIIA.

Simon Fraser                  Director and President of FIIA; Director, Chairman
                              of the Board, and Senior Vice President of FMR
                              U.K.; and Director and Chief Executive Officer of
                              FIIA(U.K.)L.

Brett Goodin                  Director of FIIA.

Simon M. Haslam               Director of FIIA and FIJ.

Matthew Heath                 Secretary of FIIA.

David Holland                 Director and Vice President of FIIA.

Frank Mutch                   Director of FIIA.

David J. Saul                 Director of FIIA.

Rosalie Powell                Assistant Secretary of FIIA.

Peter Phillips                Director of FIIA.

Andrew Steward                Chief Financial Officer of FIIA and Director of
                              FIIA(U.K.)L.

      FIDELITY INTERNATIONAL INVESTMENT ADVISORS (U.K.) LIMITED (FIIA(U.K.)L) 25 Cannon Street, London, England EC4M 5TA

      The directors and officers of FIIA(U.K.)L have held, during the past two fiscal years, the following positions of a substantial nature.

Gareth Adams                  Director of FIIA(U.K.)L.

Pamela G. Edwards             Director of FIIA(U.K.)L.

Simon Fraser                  Director and Chief Executive Officer of
                              FIIA(U.K.)L; Director and President of FIIA; and
                              Director, Chairman of the Board, and Senior Vice
                              President of Fidelity Management & Research (U.K.)
                              Inc (FMR U.K.).

Andrew Steward                Director of FIIA(U.K.)L and Chief Financial
                              Officer of FIIA.

     FIDELITY INVESTMENTS JAPAN LIMITED (FIJ)
     1-8-8 Shinkawa, Chuo-ku, Tokyo 104-0033, Japan

     The directors and officers of FIJ have held, during the past two fiscal years, the following positions of a substantial nature.

Simon M. Haslam               Director of FIJ and FIIA.

Jun Kadoda                    Director and Chief Operating Officer of FIJ.

Yasuo Kuramoto                Director and Vice Chairman of FIJ.

Sumio Kuriaki                 Director and Head of Compliance of FIJ.

Tetsuzo Nishimura             Director and Head of Broker Distribution of FIJ.

Takeshi Okazaki               Director and Head of Institutional Sales of FIJ.

Billy W. Wilder               Representative Director and President of FIJ and
                              Vice President of FMR Far East.

Hiroshi Yamashita             Senior Managing Director of FIJ.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

      SEI Daily Income Trust                              July 15, 1982
      SEI Liquid Asset Trust                              November 29, 1982
      SEI Tax Exempt Trust                                December 3, 1982
      SEI Index Funds                                     July 10, 1985
      SEI Institutional Managed Trust                     January 22, 1987
      SEI Institutional International Trust               August 30, 1988
      The Advisors' Inner Circle Fund                     November 14, 1991
      STI Classic Funds                                   May 29, 1992
      The Arbor Fund                                      January 28, 1993
      Bishop Street Funds                                 January 27, 1995
      STI Classic Variable Trust                          August 18, 1995
      SEI Asset Allocation Trust                          April 1, 1996
      SEI Institutional Investments Trust                 June 14, 1996
      HighMark Funds                                      February 15, 1997
      Armada Funds                                        March 8, 1997
      Expedition Funds                                    June 9, 1997
      Oak Associates Funds                                February 27, 1998
      The Nevis Fund, Inc.                                June 29, 1998
      CNI Charter Funds                                   April 1, 1999
      The Armada Advantage Fund                           May 1, 1999
      Amerindo Funds Inc.                                 July 13, 1999
      iShares Inc.                                        January 28, 2000
      SEI Insurance Products Trust                        March 29, 2000
      iShares Trust                                       April 25, 2000
      Pitcairn Funds                                      August 1, 2000
      First Focus Funds, Inc.                             October 1, 2000
      JohnsonFamily Funds, Inc.                           November 1, 2000
      The MDL Funds                                       January 24, 2001
      Causeway Capital Management Trust                   September 20, 2001

      The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b)

                              POSITION AND OFFICE                                          POSITIONS AND OFFICES
NAME                          WITH UNDERWRITER                                             WITH REGISTRANT
----                          ----------------                                             ---------------
Alfred P. West, Jr.           Director, Chairman of the Board of Directors                          --
Richard B. Lieb               Director, Executive Vice President                                    --
Carmen V. Romeo               Director                                                              --
Mark J. Held                  President & Chief Operating Officer                                   --
Dennis J. McGonigle           Executive Vice President                                              --
Robert M. Silvestri           Chief Financial Officer & Treasurer                                   --
Todd Cipperman                Senior Vice President & General Counsel                               --
Carl A. Guarino               Senior Vice President                                                 --
Jack May                      Senior Vice President                                                 --
Kevin P. Robins               Senior Vice President                                                 --
Patrick K. Walsh              Senior Vice President                                                 --
Wayne M. Withrow              Senior Vice President                                                 --
Robert Aller                  Vice President                                                        --
John D. Anderson              Vice President & Managing Director                                    --
Timothy D. Barto              Vice President & Assistant Secretary                                  --
Robert Crudup                 Vice President & Managing Director                                    --
Richard A. Deak               Vice President & Assistant Secretary                                   _
Scott W. Dellorfano           Vice President & Managing Director                                    --
Barbara Doyne                 Vice President                                                        --
Jeff Drennen                  Vice President                                                        --
Scott C. Fanatico             Vice President & Managing Director                                    --
Vic Galef                     Vice President & Managing Director                                    --
Steven A. Gardner             Vice President & Managing Director                                    --
Lydia A. Gavalis              Vice President & Assistant Secretary                                  --
Greg Gettinger                Vice President & Assistant Secretary                                  --
Kathy Heilig                  Vice President                                                        --
Jeff Jacobs                   Vice President                                                        --
Bridget Jensen                Vice President                                                        --
Samuel King                   Vice President                                                        --
John Kirk                     Vice President & Managing Director                                    --
Kim Kirk                      Vice President & Managing Director                                    --
John Krzeminski               Vice President & Managing Director                                    --
Karen LaTourette              Secretary                                                             --
Alan H. Lauder                Vice President                                                        --
Paul Lonergan                 Vice President & Managing Director                                    --
Ellen Marquis                 Vice President                                                        --
Christine M. McCullough       Vice President & Assistant Secretary                                  --
Carolyn McLaurin              Vice President & Managing Director                                    --
Mark Nagle                    Vice President                                                        --
Joanne Nelson                 Vice President                                                        --
Rob Redican                   Vice President                                                        --
Maria Rinehart                Vice President                                                        --
Steve Smith                   Vice President                                                        --
Daniel Spaventa               Vice President                                                        --
Kathryn L. Stanton            Vice President                                                        --
Sherry K. Vetterlein          Vice President & Assistant Secretary                                  --
Lori L. White                 Vice President & Assistant Secretary                                  --
William E. Zitelli, Jr.       Vice President & Assistant Secretary                                  --

(c)   Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

      Certain accounts, books and other documents required to be maintained by
      Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by the Registrant at its offices, 345 Park Avenue, New York, NY 10154 with the exception of the accounts, books and other documents relating to the duties of the registrant's custodian, which are maintained by the registrant's custodian, Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109. Records relating to the duties of the Registrant's transfer agent are maintained by Forum Shareholder Services, LLC, with its principal office and place of business at Two Portland Square, Portland, Maine 04101 ("Forum").

ITEM 29. MANAGEMENT SERVICES

      Inapplicable.

ITEM 30. UNDERTAKINGS

      Inapplicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 2nd day of August, 2002.

                              THE JAPAN FUND, INC.


                              By /s/ William Givens
                                 William Givens
                                 Chairman of the Board and Director

      Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE                   TITLE                                 DATE

/s/ William L. Givens
-----------------------
William L. Givens*          Chairman of the Board and Director    August 2, 2002

/s/ Shinji Fukukawa
-----------------------
Shinji Fukukawa             Director                              August 2, 2002

/s/ Thomas M. Hout
-----------------------
Thomas M. Hout              Director                              August 2, 2002

/s/Yasuo Kanzaki
-----------------------
Yasuo Kanzaki               Director                              August 2, 2002

/s/ Yoshihiko Miyauchi
-----------------------
Yoshihiko Miyauchi          Director                              August 2, 2002

/s/ William V. Rapp
-----------------------
William V. Rapp*            Director                              August 2, 2002

/s/ Takeo Shiina
-----------------------
Takeo Shiina                Director                              August 2, 2002

* Attorney-in-fact for Mr. Givens and Mr. Rapp pursuant to powers of attorney contained in and incorporated by reference to the signature pages of Post-Effective Amendment No. 9 to the Registration Statement.

                                                               File No. 33-13863
                                                               File No. 811-1090


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    EXHIBITS

                                       TO
                                    FORM N-1A

                         POST-EFFECTIVE AMENDMENT NO. 23

                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE SECURITIES ACT OF 1933

                                       AND

                                AMENDMENT NO. 34
                            TO REGISTRATION STATEMENT

                                      UNDER

                           THE INVESTMENT COMPANY ACT
                                     OF 1940


                              THE JAPAN FUND, INC.

                                 THE JAPAN FUND

                                  EXHIBIT INDEX

                                 Exhibit (d)(1)
                                 Exhibit (d)(2)
                                 Exhibit (d)(3)
                                 Exhibit (d)(4)
                                 Exhibit (d)(5)
                                 Exhibit (d)(6)
                                 Exhibit (d)(7)
                                 Exhibit (d)(8)
                                 Exhibit (d)(9)
                                 Exhibit (d)(10)
                                 Exhibit (e)(1)
                                 Exhibit (h)(1)
                                 Exhibit (h)(2)
                                 Exhibit (p)(1)
                                 Exhibit (p)(2)
                                 Exhibit (p)(3)
                                 Exhibit (p)(4)